The patient investor

QUARTERLY REPORT: 12/31/16

● Value	● Deep value	● Global

●  Ariel Fund

●  Ariel Appreciation Fund

●  Ariel Focus Fund

●  Ariel Discovery Fund

●  Ariel International Fund

●  Ariel Global Fund

Slow and steady wins the race.

Ariel Investment Trust

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

• arielinvestments.com

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• twitter.com/ArielFunds

• facebook.com/ArielInvestments

One of Ariel Investments’ guiding principles is to communicate openly with our shareholders so they may gain a clear understanding of our investment philosophy, portfolio decisions and results, as well as our opinions on the underlying market. In reviewing the materials contained in The Patient Investor, please consider the information provided on this page. While our investment decisions are rooted in detailed analysis, it is important to point out that actual results can differ significantly from those we seek. We candidly discuss a number of individual companies. Our opinions are current as of the date they were written but are subject to change.

We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. Equity investments are affected by market conditions. The intrinsic value of the stocks in which the Funds invest may never be recognized by the broader market. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund invest in micro, small and/or mid-cap companies. Investing in micro, small and mid-cap stocks is riskier and more volatile than investing in large cap stocks, in part because smaller companies may not have the scale, depth of resources and other assets of larger firms. Ariel Fund and Ariel Appreciation Fund often invest a significant portion of their assets in companies within the consumer discretionary and financial services sectors and their performance may suffer if these sectors underperform the overall stock market. Ariel Focus Fund invests primarily in equity securities of companies of any size in order to provide investors access to superior opportunities in companies of all market capitalizations. Ariel Focus Fund is a non-diversified fund in that it generally holds only 20-30 stocks and therefore may be more volatile than a more diversified investment. Ariel International Fund and Ariel Global Fund invest in foreign securities and may use currency derivatives and ETFs. Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. Investments in emerging markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for the Funds may be obtained by visiting our website, arielinvestments.com.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC.

2016 Distributions	(UNAUDITED)

INCOME DISTRIBUTIONS

Ariel Investments paid income distributions per share shown in the table below on Thursday, December 29, 2016 to shareholders of record on Wednesday, December 28, 2016.

Fund	Income distributions per share
Ariel Fund	$0.18369810
Investor Class
Ariel Fund	$0.36928243
Institutional Class
Ariel Appreciation Fund	$0.30165836
Investor Class
Ariel Appreciation Fund	$0.43782446
Institutional Class
Ariel Focus Fund	$0.13107829
Investor Class
Ariel Focus Fund	$0.16107077
Institutional Class
Ariel Discovery Fund	$0.00000000
Investor Class
Ariel Discovery Fund	$0.00000000
Institutional Class
Ariel International Fund	$0.17284200
Investor Class
Ariel International Fund	$0.20909305
Institutional Class
Ariel Global Fund	$0.21201248
Investor Class
Ariel Global Fund	$0.27506019
Institutional Class

CAPITAL GAIN DISTRIBUTIONS

Ariel Investments paid capital gain distributions per share shown in the table below on Thursday, November 17, 2016 to shareholders of record on Wednesday, November 16, 2016.

Fund	Short-term capital gain distributions per share	Long-term capital gain distributions	Total capital gain distributions per share
Ariel Fund	$0.00000	$4.03609	$4.03609
Ariel Appreciation Fund	$0.41073	$2.99668	$3.40741
Ariel Focus Fund	$0.00000	$0.00000	$0.00000
Ariel Discovery Fund	$0.00000	$0.00000	$0.00000
Ariel International Fund	$0.03373	$0.00000	$0.03373
Ariel Global Fund	$0.09260	$0.06703	$0.15963

Please note: distribution amounts listed above apply to both investor class shares and institutional class shares.

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Fund performance at a glance	AS OF 12/31/16

Annualized
	Quarter (%)	1-year (%)	3-year (%)	5-year (%)	10-year (%)	20-year (%)	Since inception (%)
Small/mid cap value strategy							11/06/86
Ariel Fund–Investor Class	+ 7.75	+ 15.57	+ 7.13	+ 16.44	+ 7.11	+ 10.07	+ 11.37
Ariel Fund–Institutional Class	+ 7.83	+ 15.87	+ 7.46	+ 16.80	+ 7.27	+ 10.15	+ 11.42
Russell 2500TM Value Index	+ 9.34	+ 25.20	+ 8.22	+ 15.04	+ 6.94	+ 10.27	+ 11.43
Russell 2500TM Index	+ 6.12	+ 17.59	+ 6.93	+ 14.54	+ 7.69	+ 9.46	+ 10.76
S&P 500® Index	+ 3.82	+ 11.96	+ 8.87	+ 14.66	+ 6.95	+ 7.68	+ 10.10
Mid cap value strategy							12/01/89
Ariel Appreciation Fund–Investor Class	+ 3.86	+ 12.67	+ 4.55	+ 14.80	+ 7.72	+ 10.21	+ 10.74
Ariel Appreciation Fund–Institutional Class	+ 3.95	+ 13.01	+ 4.89	+ 15.16	+ 7.89	+ 10.30	+ 10.81
Russell Midcap® Value Index	+ 5.52	+ 20.00	+ 9.45	+ 15.70	+ 7.59	+ 10.58	+ 11.60
Russell Midcap® Index	+ 3.21	+ 13.80	+ 7.92	+ 14.72	+ 7.86	+ 9.98	+ 11.21
S&P 500® Index	+ 3.82	+ 11.96	+ 8.87	+ 14.66	+ 6.95	+ 7.68	+ 9.40
All cap value strategy							06/30/05
Ariel Focus Fund–Investor Class	+ 7.70	+ 21.11	+ 4.05	+ 11.83	+ 4.52	–	+ 5.42
Ariel Focus Fund–Institutional Class	+ 7.80	+ 21.48	+ 4.31	+ 12.12	+ 4.65	–	+ 5.53
Russell 1000® Value Index	+ 6.68	+ 17.34	+ 8.59	+ 14.80	+ 5.72	–	+ 7.28
S&P 500® Index	+ 3.82	+ 11.96	+ 8.87	+ 14.66	+ 6.95	–	+ 7.90
Small cap deep value strategy							01/31/11
Ariel Discovery Fund–Investor Class	+ 10.42	+ 22.96	– 5.97	+ 5.04	–	–	+ 2.42
Ariel Discovery Fund–Institutional Class	+ 10.37	+ 23.28	– 5.73	+ 5.32	–	–	+ 2.65
Russell 2000® Value Index	+ 14.07	+ 31.74	+ 8.31	+ 15.07	–	–	+ 11.52
Russell 2000® Index	+ 8.83	+ 21.31	+ 6.74	+ 14.46	–	–	+ 11.34
S&P 500® Index	+ 3.82	+ 11.96	+ 8.87	+ 14.66	–	–	+ 12.21
International all cap strategy							12/30/11
Ariel International Fund–Investor Class	– 5.69	– 0.81	+ 0.27	+ 5.82	–	–	+ 5.81
Ariel International Fund–Institutional Class	– 5.66	– 0.62	+ 0.51	+ 6.06	–	–	+ 6.06
MSCI EAFE Index (net)	– 0.71	+ 1.00	– 1.60	+ 6.53	–	–	+ 6.53
MSCI ACWI ex-US Index (net)	– 1.25	+ 4.50	– 1.78	+ 5.00	–	–	+ 5.00
Global all cap strategy							12/30/11
Ariel Global Fund–Investor Class	– 1.27	+ 5.30	+ 3.62	+ 8.45	–	–	+ 8.44
Ariel Global Fund–Institutional Class	– 1.21	+ 5.63	+ 3.88	+ 8.74	–	–	+ 8.73
MSCI ACWI Index (net)	+ 1.19	+ 7.86	+ 3.13	+ 9.36	–	–	+ 9.36

The inception date for the Institutional Class shares of all Funds is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of a Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of a Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of its Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Descriptions for the indexes can be found on page 48. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

800.292.7435	3

TURTLE TALK

You can’t control the wind, but you can adjust your sails

“It’s been five years since we launched Ariel International Fund and Ariel Global Fund. Our ‘sails’ have always been our differentiated, fundamental research, which enables us to make non-consensus decisions in the attempt to exploit the gap between price and intrinsic value.”

-Rupal J. Bhansali, Chief Investment Officer, Ariel Global Equities

Please turn to page 18 to read Rupal Bhansali’s full letter to shareholders and learn how our bottom-up research approach to global investing generates ideas that stand on their own merits.

We salute the class of 1986

JOHN W. ROGERS, JR.	MARIO J. GABELLI	ROBERT S. BACARELLA	JOHN A. CAREY
ARIEL FUND	GABELLI ASSET FUND	MONETTA FUND	PIONEER FUND

On November 9, 2016, we brought four managers from the “Class of 1986” together for the first time to hear their insights on successfully navigating bull and bear markets, recessions, bubbles and presidential elections. We invite you to watch video highlights of this special event at arielinvestments.com/1986.

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UNPRECEDENTED

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

For the quarter ending December 31, 2016, the smaller companies comprising Ariel Fund leapt +7.75%—which on an absolute basis is a noteworthy three-month gain. While our portfolio easily outpaced the S&P 500 Index’s +3.82% rise as well as the +6.12% return posted by the style-neutral Russell 2500 Index, it predictably lagged the stunning +9.34% bank-fueled surge of the Russell 2500 Value Index (the month of November alone saw a +9.59% spike). We say “predictably” in light of the fact that financials represent, on average, 41% of the Russell 2500 Value Index versus 29% for Ariel Fund’s portfolio in the fourth quarter of 2016. Not to mention, the benchmark’s financial holdings—mostly comprised of the standard, retail banks we consciously avoid—soared +12.77% in breathless anticipation of lower regulation levels and higher interest rates. As a result, virtually all of our fourth quarter return shortfall came down to this one sector.

Red-hot value indexes were a running theme as the year closed out. Ariel Appreciation Fund returned +3.86% for the quarter, while its secondary Russell Midcap Index climbed +3.21% and the Russell Midcap Value Index grew +5.52%. In contrast to Ariel Fund, Ariel Appreciation Fund was penalized for its health care overweight—which happened to be the worst-performing sector in our portfolio as well as the index.

For the year ending December 31, 2016, Ariel Fund rose +15.57%, but fell short of both the Russell 2500 Value Index and the Russell 2500 Index, which leapt +25.20% and +17.59%, respectively. Smaller companies trounced large ones as evidenced by the +11.96% one-year return of the S&P 500 Index. Meanwhile, Ariel Appreciation Fund’s +12.67% gain lagged both the Russell Midcap Index, which returned +13.80%, as well as the Russell Midcap Value Index’s +20.00% rise. While financials hurt our portfolios’ performance across the board, our mid cap fund was further stung by our lack of exposure to commodity-related materials & processing issues whose boom and bust cycles we consciously avoid.

800.292.7435	5

UNPRECEDENTED

Unprecedented may have been the most overused word last year. While we are not ones for overstatement, the sentiment seems appropriate when applied to a number of geopolitical events. Certainly, Britain’s declared exit from the European Union (a.k.a. Brexit) qualities given that it was the first time a country voted to leave the EU. As we wrote in our June client letter, “In order to fully understand the magnitude of the ‘leave’ vote—only the second referendum in 40 years in the United Kingdom—imagine Texas seceding from the union.” And yet, somehow the emotions surrounding Brexit look like child’s play in relation to those of the U.S. presidential election—the most bruising campaign in modern history. From Twitter to WikiLeaks, it is fair to wonder whether the political code of conduct has changed forever.

“Last year, certain value indexes began to sell at the narrowest valuation gaps versus their growth counterparts ever.”

In the spirit of “unprecedented,” there is a first time market underpinning that is also noteworthy. As many know, individual stocks are divided into “value” and “growth” indexes using a combination of valuation metrics and growth characteristics in order to create a relevant universe of stocks to serve as benchmarks for investment styles. In the normal state of the world, value indexes trade at lower valuation multiples while also exhibiting slower growth than their complementary growth indexes. As a result, growth indexes generally trade at a justifiable premium to their value counterparts. But, starting last year, the Russell small, small/mid and mid cap value indexes began to sell at the narrowest valuation gaps versus their growth counterparts ever—making the growth index premium the smallest it has ever been. With data dating back to 1978, Jeffries—the regional investment bank—recently released a telling report showing the forward price/earnings (P/E) ratios of the Russell 2000 Value, Russell 2500 Value and Russell Midcap Value Indexes versus the Russell 2000 Growth, Russell 2500 Growth and Russell Midcap Growth Indexes. In short, Chart A shows that rising price/earnings multiples for the value indexes have caused the value and growth indexes to trade as close to parity as they ever have when compared to their long-term averages. This minute gap caused MarketWatch to quip, “Value is the new growth in this market.”1

Chart A

Relative Valuations for Russell 2000 Growth Index vs. Russell 2000 Value Index
Forward P/E	Current	Long-term Average	% Diff
	1.11	1.39	–20.1
Relative Valuations for Russell 2500 Growth Index vs. Russell 2500 Value Index
Forward P/E	Current	Long-term Average	% Diff
	1.02	1.42	–28.3
Relative Valuations for Russell Midcap Growth Index vs. Russell Midcap Value Index
Forward P/E	Current	Long-term Average	% Diff
	1.12	1.47	–23.7

Source: Jefferies Equity Strategy Report, January 9, 2017 – From 3/31/16 forward Jeffries estimates.

What do we make of this extraordinary convergence at a time when many are speculating about the prospects for stocks with the second-longest bull market in history still charging? The forces at work are pretty clear. Value indexes chock full of rate-sensitive utilities and banks have been speculatively bid up by yield chasers as well as those anticipating faster earnings growth derived from a significant reduction in costly regulation. In our view, these supposed “safety plays” have been bid up to risky levels. Accordingly, Chart B depicts the high average P/E ratios of the banking and utility sectors of the Russell 2000 Value, Russell 2500 Value and the Russell Midcap Indexes.

Chart B

Forward Price/Earnings Multiples
	Russell 2000 Value Index	Russell 2500 Value Index	Russell Midcap Value Index
Utilities	26.2	32.9	29.7
Banks	19.4	19.1	16.4

Source: Factset – As of 12/31/16.

Interestingly, during a time when the Russell value indexes are trading at elevated multiples, Chart C shows our own Ariel portfolios are selling at very significant discounts to those indexes, and in fact the greatest discounts since we began tracking this data roughly 25 years ago. We have stuck to our well-worn Ariel playbook of buying unloved, unpopular companies that trade at a discount to the market and their intrinsic values despite clean balance sheets, high return on assets and durable moats2. Meanwhile, current multiples tell us the benchmarks own something else. As such, we are confident the risks currently imbedded in the heightened valuations of the indexes are not lurking in our own portfolios. Should multiples contract, we would expect to be insulated on the downside.

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Chart C

Absolute Valuations for Ariel Small Cap Value and Russell 2000 Value Index
	Ariel Small	Russell 2000 Value
Forward P/E	16.9	18.1
5 Yr. est. earnings growth	9.6	9.4
Absolute Valuations for Ariel Small/Mid Cap Value and Russell 2500 Value Index
	Ariel Small/Mid	Russell 2500 Value
Forward P/E	14.6	17.5
5 Yr. est. earnings growth	9.3	8.7
Absolute Valuations for Ariel Mid Cap Value and Russell Midcap Value Index
	Ariel Mid	Russell Midcap Value
Forward P/E	14.7	17.0
5 Yr. est. earnings growth	8.6	7.1

Source: BNY Mellon – As of 12/31/16.

Despite 2016’s many “unprecedented” moments, we strive to be as unemotional and pragmatic as possible when it comes to investing. As patient investors, we remain bullish on the U.S. economy and the long-term potential of our capitalist system. If nothing else, the Great Recession proved just how resilient markets can be as evidenced by the fact that nearly nine years after the worst financial crisis since the Great Depression, the Dow has surpassed the 20,000 mark and we remain “in the midst of one of the longest sustained economic expansions in the nation’s history.”3 We take comfort in knowing that at the end of the day, even when dealing with extremes, history has proven the market to be a rational actor over time.

“We have stuck to our well-worn Ariel playbook of buying unloved, unpopular companies that trade at a discount to the market and their intrinsic values.”

PORTFOLIO COMINGS AND GOINGS

In the last quarter of the year, we added one new position in both Ariel Fund and Ariel Appreciation Fund. In both funds, we purchased Keysight Technologies, Inc. (KEYS), a leading test and measurement business for electronics. The company’s long history dates back to its formation as the measurement business of Hewlett-Packard (HPE), which has resulted in deeply rooted relationships, leading market share, and a seat at the table during the development of new technologies. Recently spun-off from Agilent Technologies, Inc. (A), investors are discarding the shares due to a perceived lack of near-term growth prospects. We see this as an attractive long-term opportunity to own a niche market leader with excellent free cash flow generation. We think it is well-positioned to benefit from several longer-term tailwinds, including 5G wireless testing and growing demand for modular solutions, software-based testing and recurring services. We did not exit any positions during the quarter in either fund.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and CEO	President

WINNERS

Ariel Fund was ranked among the 20 best-performing stock mutual funds since the day after the market hit its last low (March 10, 2009). To read the full article from The Wall Street Journal, visit the homepage of our award-winning website arielinvestments.com.

[1]	Hulbert, Mark. “16 cheap stocks that top investment newsletters say to buy now.”MarketWatch 13 January 2017: Online.
[2]	An economic moat is a perceived competitive advantage that acts as a barrier to entry for other companies in the same industry. This perceived advantage cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations, declining fundamentals, or external forces.
[3]	Appelbaum, Binyamin. “Grim View of the Economy Is at Odds With Reality.”The New York Times 21January 21: A21.

A growth investment strategy seeks stocks that are deemed to have superior growth potential. Growth stocks offer an established track record and are perceived to be less risky than value stocks. A value investment strategy seeks undervalued stocks that show a strong potential for growth. The intrinsic value of the stocks in which a value strategy invests may be based on incorrect assumptions or estimations, may be affected by declining fundamentals or external forces, and may never be recognized by the broader market.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies that exhibit growth characteristics. The Russell 2500™ Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies that exhibit growth characteristics. The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies that exhibit growth characteristics. See also index descriptions on page 48.

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Ariel Fund performance summary	INCEPTION: 11/06/86

John W. Rogers, Jr.	John P. Miller, CFA	Kenneth E. Kuhrt, CPA
Lead portfolio	Portfolio	Portfolio
manager	manager	manager

Composition of equity holdings (%)

	Ariel Fund†	Russell 2500 Value Index	Russell 2500 Index	S&P 500 Index
Consumer discretionary	28.89	9.53	13.93	13.35
Financial services	28.26	41.63	28.85	19.76
Producer durables	20.97	12.69	14.88	10.71
Health care	8.27	4.22	10.63	13.52
Materials & processing	3.92	6.37	7.77	3.08
Technology	2.60	8.05	11.48	17.85
Consumer staples	2.01	2.08	3.05	8.33
Energy	0.83	8.33	4.96	7.57
Utilities	0.00	7.08	4.45	5.83

† Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 12/31/16

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception
Ariel Fund–Investor Class	+ 7.75	+ 15.57	+ 7.13	+ 16.44	+ 7.11	+ 10.07	+ 11.37
Ariel Fund–Institutional Class+	+ 7.83	+ 15.87	+ 7.46	+ 16.80	+ 7.27	+ 10.15	+ 11.42
Russell 2500TM Value Index	+ 9.34	+ 25.20	+ 8.22	+ 15.04	+ 6.94	+ 10.27	+ 11.43
Russell 2500TM Index*	+ 6.12	+ 17.59	+ 6.93	+ 14.54	+ 7.69	+ 9.46	+ 10.76
Russell 2000TM Value Index*	+ 14.07	+ 31.74	+ 8.31	+ 15.07	+ 6.26	+ 9.71	+ 10.86
S&P 500® Index	+ 3.82	+ 11.96	+ 8.87	+ 14.66	+ 6.95	+ 7.68	+ 10.10

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/16)

Investor Class	1.02%
Institutional Class	0.72%

Top ten equity holdings (% of net assets)

1.	Zebra Technologies Corp.	4.7
2.	Lazard Ltd., Class A	4.5
3.	KKR & Co. L.P.	4.2
4.	CBRE Group, Inc.	3.4
5.	Kennametal Inc.	3.4
6.	MSG Networks Inc.	3.3
7.	TEGNA, Inc.	3.3
8.	Bio-Rad Laboratories, Inc.	3.2
9.	JLL	3.2
10.	Royal Caribbean Cruises Ltd.	3.2

+	The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
*	Beginning with the Fund’s September 30, 2016 annual report, the Fund replaced its secondary benchmark, the Russell 2000 Value Index, with the Russell 2500 Index as the Adviser believes this new index is more indicative of the small/mid cap market in which the Fund invests. The Russell 2000 Value Index is included for historical reference only.
Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.
See index descriptions on page 48.

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Ariel Appreciation Fund performance summary	INCEPTION: 12/01/89

John W. Rogers, Jr.	Timothy R. Fidler, CFA
Co-portfolio	Co-portfolio
manager	manager

Composition of equity holdings (%)

	Ariel Appreciation Fund†	Russell Midcap Value Index	Russell Midcap Index	S&P 500 Index
Financial services	33.84	34.29	25.68	19.76
Consumer discretionary	25.65	8.89	16.04	13.35
Producer durables	18.11	12.23	12.81	10.71
Health care	12.45	4.20	8.62	13.52
Consumer staples	3.21	2.96	4.87	8.33
Energy	2.24	10.71	6.60	7.57
Technology	1.99	7.77	11.62	17.85
Materials & processing	0.00	6.81	6.92	3.08
Utilities	0.00	12.13	6.84	5.83

† Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 12/31/16

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception
Ariel Appreciation Fund–Investor Class	+ 3.86	+ 12.67	+ 4.55	+ 14.80	+ 7.72	+ 10.21	+ 10.74
Ariel Appreciation Fund–Institutional Class+	+ 3.95	+ 13.01	+ 4.89	+ 15.16	+ 7.89	+ 10.30	+ 10.81
Russell Midcap® Value Index	+ 5.52	+ 20.00	+ 9.45	+ 15.70	+ 7.59	+ 10.58	+ 11.60
Russell Midcap® Index	+ 3.21	+ 13.80	+ 7.92	+ 14.72	+ 7.86	+ 9.98	+ 11.21
S&P 500® Index	+ 3.82	+ 11.96	+ 8.87	+ 14.66	+ 6.95	+ 7.68	+ 9.40

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/16)

Investor Class	1.12%
Institutional Class	0.82%

Top ten equity holdings (% of net assets)

1.	Northern Trust Corp.	4.3
2.	Laboratory Corp. of America Holdings	4.3
3.	AFLAC Inc.	4.3
4.	Zimmer Biomet Holdings, Inc.	4.1
5.	Lazard Ltd., Class A	4.0
6.	Stanley Black & Decker, Inc.	4.0
7.	Interpublic Group of Cos., Inc.	3.8
8.	Omnicom Group Inc.	3.6
9.	First American Financial Corp.	3.5
10.	Illinois Tool Works Inc.	3.5

+	The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.
See index descriptions on page 48.

800.292.7435	9

WHEN THE FACTS CHANGE, CHANGE YOUR MIND!

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

After a disappointing 2015, Ariel Focus Fund outperformed its benchmarks and the broader market in the fourth quarter and for 2016 as a whole. The Fund returned +7.70% in the quarter and +21.11% for the year, compared to +6.68% for the Russell 1000 Value in the quarter and +17.34% for 2016. The S&P 500 Index returned +3.82% in the quarter and +11.96% for the year. Generally our financial services stocks performed well in the quarter, particularly Morgan Stanley (MS) and Goldman Sachs Group, Inc. (GS), while our health care companies were weaker on average.

The title of our third quarter 2016 letter to shareholders was “Are Investors Overpaying for Safety?”. For the last three years we would have answered, “Yes!” Memories of the 2008 financial crises had encouraged investors to overpay for low volatility, non-cyclical companies, in our opinion. Historically low interest rates had sent investors searching for bond-like stocks with large dividends, such as REITS, MLP’s and certain utilities—which conventional wisdom hold as “safe” or “defensive” equities.

What a difference a quarter makes! Beginning in the third quarter of 2016 and particularly since the November U.S. presidential election, an unmistakable shift has occurred. Higher volatility, higher beta stocks have dramatically outperformed their less volatile counterparts, while rising interest rates have pummeled the bond-like equity areas. Our valuation analysis led us to invest in cyclical stocks—in the financial sector and elsewhere—and to avoid consumer staples and utilities. It is important to note that this was not an attempt to time the market. We made no prediction about whether the market would be up or down in the short term. But our investment process, which compares a company’s stock price to our calculation of its private market value (the price that an informed rational buyer would pay for the whole company), identified these financial and industrial companies as undervalued. We should also note we did not lower our quality standards or ride a “junk rally.” We think few would argue with our characterization of Goldman Sachs, BorgWarner Inc. (BWA) or KKR & Co., L.P. (KKR) as high-quality companies. And yet many did indeed argue these stocks were too risky for the typical investor.

Goldman Sachs and Morgan Stanley, which during the quarter increased +48.93% and +32.56%, respectively, were our biggest contributors in the fourth quarter of 2016. As recently as June 2016, Morgan Stanley traded at $24, a substantial discount to its tangible book value, due to fears of the British

10	ARIELINVESTMENTS.COM

exit from the European Union and resulting low interest rates. Six months later, Morgan Stanley shares traded at $43—a healthy premium to tangible book—based on higher interest rates and prospects for a friendlier regulatory environment. These two investment banks have gone from amongst our cheapest holdings, as measured by their discount to our calculation of intrinsic value, to some of our most expensive. We acknowledge the investment banking industry has a number of potential tailwinds: lower tax rates, increased capital market activity, fewer government fines, and more self-determination on return of capital to shareholders. Since these impending positives are almost fully reflected in their stock prices, we have been trimming our positions of late.

“Beginning in the third quarter of 2016 and particularly since the November U.S. presidential election, an unmistakable shift has occurred.”

Like our financials, a number of our holdings benefited from the market’s growing comfort with cyclicals and renewed fears of inflation. For instance, Anixter Intl Inc. (AXE) increased +25.66% in the quarter as investors raised estimates of building activity and the subsequent demand for Anixter’s cable and electrical products. Anixter also benefits from rising copper prices as its inventory of copper cable becomes more valuable. Likewise, Mosaic Co. (MOS), a leading producer of agricultural fertilizers, increased +21.13% in the quarter. We like the fact that fertilizers help meet a growing global population’s food demand. Farmland has also been an excellent investment during inflationary periods. As discussed in past letters, we believe an increase in global inflation is a likely result of loose monetary policy, large fiscal deficits, growing government indebtedness, and competitive currency devaluations. The December nonfarm payroll report released in January 2017 showed an annual increase in wages of +2.9%, evidence of renewed inflation even before scheduled increases in the minimum wage. Recent discussions of increased tariffs or border taxes often leave out an important side effect: higher consumer prices.

As you know, our motto at Ariel (borrowed from Aesop) is, “Slow and Steady Wins the Race.” We pride ourselves on long holding periods and low portfolio turnover. But we are also mindful of an important principle attributed to John Maynard Keynes: “When the facts change, I change my mind. What do you do, sir?” And the fact is that dramatic disparities in stock performance by sector have changed where we are seeing attractive opportunities. We are adjusting Ariel Focus Fund accordingly. Two of three newest holdings, CVS Health Corp. (CVS) and Cardinal Health, Inc. (CAH), come from the more defensive health care industry, while the third, DeVry Education Group Inc. (DV), operates schools with below-average economic sensitivity. The positions we have recently trimmed have primarily been industrials and financials.

“We are mindful of an important principle attributed to John Maynard Keynes: “When the facts change, I change my mind. What do you do, sir?”

While industrials and financials generally outperformed and helped performance last year, health care stocks were a drag on our portfolio and the market as a whole. More specifically, health care stocks in the Russell 1000 Value Index declined -5.00% in the fourth quarter, while those in Ariel Focus Fund fell -3.79% in the same period. Zimmer Biomet Holdings, Inc. (ZBH) missed the Street’s estimate of quarterly earnings as sales came in stronger from legacy Biomet products and weaker from legacy Zimmer. As a result, the combined company had inventories that did not match customer product demand. On its own, this would not have been considered a significant event. But given that Zimmer and Biomet had only recently completed their merger, the market became concerned about other integration issues and questioned projections of significant cost synergies. As a result, Zimmer Biomet’s stock dropped -20.44% in the quarter. We remain confident in the long term prospects for Zimmer as an aging population’s demand for replacement hips and knees grows. We have made Zimmer our second-largest holding.

CVS is a prior holding that we sold in 2015 when it reached our calculation of intrinsic value as well as approximately 20x our estimate of future earnings. Analysts (and

800.292.7435	11

management) were forecasting future growth rates we found unsustainable. Since our sale, the stock of CVS dramatically underperformed the market, falling -33% from a high of $113 in August 2015 to $74 last November. Although CVS grew sales and earnings at double digit rates in 2015 and 2016, management and analysts have cut projected future growth rates in 2017 and beyond due to increased competition. While we never believed the company could sustain its growth from recent years, we recently came to believe the stock had overcorrected. As such we are delighted to add it to the portfolio.

Sticking with the “when the facts change” theme, on November 9th, the day after the U.S. elections, we initiated a position in for-profit education company DeVry Inc., which at the time was a holding in other Ariel portfolios. We bought our first shares under $26, less than 10x our calculation of DeVry’s forward earnings. Since then the share price has appreciated +23% as of year-end as the outlook for the for-profit education industry just got a lot brighter.

At this point, our day-to-day job—constructing a portfolio of quality companies trading at significant discounts to their intrinsic values with an eye to an appropriate level of risk—has gotten harder. The broad market is trading at a little less than 18x forward earnings, above historical averages. Value stocks are generally trading with P/E ratios disappointingly close to those of growth stocks. Gone are the days when we could buy Microsoft Corp. (MSFT) and Johnson & Johnson (JNJ) for less than 13x earnings. They are now trading with P/E ratios of 20x and 16x respectively. Gone are the days of Morgan Stanley trading at 50% of tangible book value. Today it is at 110% of book. We may have shocked a recent CNBC host when, for the first time in almost four years, we turned cautious on financial stocks as a whole. We still have holdings that we think represent great value: KKR, BorgWarner, and Zimmer are our current favorites and largest positions. Nevertheless, the market is no longer especially cheap. We don’t see a bubble, but we aren’t pounding the table, either.

PORTFOLIO COMINGS AND GOINGS

As we mentioned earlier in the letter, we added three new positions in the fourth quarter: CVS Health Corp., Cardinal Health, and DeVry. We sold our shares in St. Jude Medical, Inc. (STJ) as its merger with Abbott (ABT) neared completion.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

Charles K. Bobrinskoy

Portfolio manager

CHARLES BOBRINSKOY FEATURED IN THE WALL STREET TRANSCRIPT

Charles Bobrinskoy, Vice Chairman, Head of Investment Group and Portfolio Manager of Ariel Focus Fund, was featured in the January 2, 2017 edition of the Wall Street Transcript. Here’s an excerpt of how Charlie describes one of the pillars of his investment philosophy:

“We think it’s easier to produce alpha in a concentrated portfolio…It is very hard to be an expert in 100 names and much easier to spot the opportunity in 28 names. The danger is if you own more than 28 names, you start to look more like an index, and any great idea will, by simple mathematics, have less impact on the portfolio.”

To read the full interview, visit our award-winning website at arielinvestments.com/cb-wst.

Bonds are fixed income securities in that at the time of the purchase of a bond, the amount of income and the timing of the payments are known. Risks of bonds include credit risk and interest rate risk, both of which may affect a bond’s investment value by resulting in lower bond prices or an eventual decrease in income. Treasury bonds are issued by the government of the United States. Payment of principal and interest is guaranteed by the full faith and credit of the U.S. government, and interest earned is exempt from state and local taxes. A REIT (real estate investment trust) is a security that invests in real estate. REITs receive special tax considerations, have potentially high yields, and offer a liquid method of investing in real estate. Risks include interest rate and overdevelopment risk. Utility stocks are known as defensive stocks because they historically provide higher-than-average returns in a declining market. In addition, utility companies may return dividends that are likely to offset declines in the company’s stock prices. Risks of utility companies include the reduced potential for capital gain and the risk that the stocks may decline in value resulting in a loss. Consumer staple stocks are considered to be noncyclical in that the demand for the products made by these companies does not decrease in a recession. Consumer staple stocks have historically experienced lower volatility

12	ARIELINVESTMENTS.COM

Ariel Focus Fund performance summary	INCEPTION: 06/30/05

Charles K. Bobrinskoy

Portfolio manager

Composition of equity holdings (%)

	Ariel Focus Fund†	Russell 1000 Value Index	S&P 500 Index
Financial services	26.42	31.55	19.76
Health care	16.16	10.22	13.52
Technology	14.53	9.08	17.85
Producer durables	12.42	9.92	10.71
Consumer discretionary	11.05	5.61	13.35
Energy	9.76	13.67	7.57
Materials & processing	7.26	3.08	3.08
Consumer staples	1.49	7.02	8.33
Utilities	0.00	9.86	5.83

† Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 12/31/16

	Quarter	1-year	3-year	5-year	10-year	Since inception
Ariel Focus Fund–Investor Class	+ 7.70	+ 21.11	+ 4.05	+ 11.83	+ 4.52	+ 5.42
Ariel Focus Fund–Institutional Class+	+ 7.80	+ 21.48	+ 4.31	+ 12.12	+ 4.65	+ 5.53
Russell 1000® Value Index	+ 6.68	+ 17.34	+ 8.59	+ 14.80	+ 5.72	+ 7.28
S&P 500® Index	+ 3.82	+ 11.96	+ 8.87	+ 14.66	+ 6.95	+ 7.90

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/16) [1]	Net	Gross
Investor Class	1.00%	1.35%
Institutional Class	0.75%	1.08%

Top ten equity holdings (% of net assets)

1.	KKR & Co. L.P.	5.2
2.	Zimmer Biomet Holdings, Inc.	5.1
3.	Western Union Co.	5.0
4.	International Business Machines Corp.	5.0
5.	BorgWarner Inc.	4.9
6.	Laboratory Corp. of America Holdings	4.6
7.	Lockheed Martin Corp.	4.6
8.	Oracle Corp.	4.5
9.	Stanley Black & Decker, Inc.	4.5
10.	JPMorgan Chase & Co.	4.0

+	The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
[1]	Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.00% of net assets for the Investor Class and 0.75% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2018. Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
See index descriptions on page 48.

800.292.7435	13

A TALE OF TWO CEOs

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Discovery Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Average annual total returns as of 12/31/16

	4Q16	1-year	3-year	5-year	Since inception*
Ariel Discovery Fund	+ 10.42%	+ 22.96%	– 5.97%	+ 5.04%	+ 2.42%
Russell 2000® Value Index	+ 14.07	+ 31.74	+ 8.31	+ 15.07	+ 11.52
Russell 2000® Index	+ 8.83	+ 21.31	+ 6.74	+ 14.46	+ 11.34
S&P 500® Index	+ 3.82	+ 11.96	+ 8.87	+ 14.66	+ 12.21
*	The inception date for Ariel Discovery Fund is 01/31/11.

Fueled by two consecutive quarters of robust returns, Ariel Discovery Fund returned a very strong +22.96% in 2016, a full 11 percentage points ahead of the S&P 500 Index and nearly two points above the Russell 2000 Index. On the other hand, the financials-heavy Russell 2000 Value Index, returned +31.74% for the year as banks rallied furiously after the Presidential election.

As we noted last quarter, the market is finally rewarding niche, small and micro-cap investors with what we believe to be rational regression toward intrinsic value. We continue to be optimistic, as the Fund’s portfolio remains deeply discounted from our view of intrinsic value, and our companies are generally performing well.

A TALE OF TWO CEOs

If we needed a reminder of the importance of leadership, our top and bottom contributors in 2016 provided vivid examples. Spartan Motors Inc. (SPAR) rose by +201.81% for the year, based on the operational turnaround that CEO Daryl Adams has led since taking the reins in early 2015. By contrast, SeaChange Intl, Inc. (SEAC) terminated its Chief

14	ARIELINVESTMENTS.COM

Executive Officer in April, leaving new CEO Ed Terino with valuable assets but a business in turmoil. The stock fell sharply and continued to languish, finishing the year down -65.88%. What went so right for Spartan, and what went so wrong for SeaChange? And where do we now stand on each?

“If we needed a reminder of the importance of leadership, our top and bottom contributors in 2016 provided vivid examples.”

Spartan Motors, based in Charlotte, Michigan, produces chassis and other equipment for emergency and recreational vehicles, along with a line of commercial delivery vehicles. Initially hired as COO in 2014, Daryl Adams has an impressive resumé in operations, topped by his experience at Lear Corporation (LEA). Upon his appointment as CEO, he implemented significant changes to Spartan’s processes, bringing massive improvements to the Emergency Response Vehicles (ERV) segment in particular.

As these “blocking and tackling” enhancements took hold late in 2015 and particularly in 2016, Spartan began to exceed analyst expectations with dramatic operating margin improvement. A stock that had languished around book value rose from as low as $2.61 in January to as high as $10.50 in October, drawing attention from one sell-side analyst who established a $12 price target. For our part, we have seen our estimate of fair value rise, but because we anticipated much of this improvement, the stock has risen even faster. As the stock neared our estimate of full value over the course of the year, we sold most of our shares.

SeaChange, on the other hand, has been a disappointment. The company is the market leader in video on-demand software. The former CEO, who was terminated in April by the company’s board, promised investors a much faster roll-out of the Nucleus video gateway product, particularly to major customer Liberty Global (LBTYK). The potential for this product to be used by 20 million Liberty subscribers was seen as a $100 million revenue opportunity for SeaChange. Investors were repeatedly assured this roll-out, while unpredictable in exact timing, was well underway.

Unfortunately, Liberty and other customers experienced difficulties as the platform launched. This appears to be due to a lack of attention from SeaChange – the necessary “blocking and tackling” was not being done. Upon Ed Terino’s sudden appointment, expectations for the company’s near-term results had to be reset dramatically lower, leading to the sharp and extended decline in SeaChange’s stock price. Overpromising and under-delivering is never a good recipe for stock gains.

The good news, and the reason we continue to hold the stock, is the rich asset base of the company and the clear path being set forward by new leadership. With a year-end market capitalization over $80 million, the company trades near its cash value plus the value of its private investment in Layer3 TV, a next-generation cable company. With the company operating at approximately break-even, we believe the asset value alone justifies the current share price. A very modest multiple of revenues would imply a fair value of more than twice the current price.

“Overpromising and under-delivering is never a good recipe for stock gains.”

Despite decades in portfolio management, we always ask ourselves what we can learn. Ultimately, we are buying portions of businesses, and it is essential to understand the most critical issues for a given company. In these two cases, we had businesses whose success depended on execution. At Spartan, we had justifiable confidence in Daryl Adams, given his demonstrated experience and his ongoing share purchases. With SeaChange, however, we underestimated the degree of difficulty around execution, particularly for a former CEO lacking the necessary software experience to do the job.

WINNERS AND LOSERS

Top performers during the quarter included Orion Energy Systems, Inc. (OESX), which surged +63.16%, Bristow

800.292.7435	15

Group Inc. (BRS), up +46.83%, and ArcBest Corp. (ARCB) which gained +45.80%. On the downside, SeaChange lost -23.08%, ORBCOMM, Inc. (ORBC) dropped -19.32%, and Kindred Biosciences, Inc. (KIN) fell -14.83%.

For the full year, top-performers in addition to the +201.81% gain from Spartan Motors were CRA International, Inc. (CRAI), returning +115.51% since our initial purchase in February, and Brooks Automation, Inc. (BRKS), which gained +65.19%. On the downside Erickson Inc. (EAC) lost -44.44% before it was sold, Rubicon Technology, Inc. (RBCN) also dropped -40.32% before its sale, and Imation Corp. (IMN), which remains a holding, declined -40.15%.

“Ultimately, we are buying portions of businesses, and it is essential to understand the most critical issues for a given company.”

PORTFOLIO COMINGS AND GOINGS

We exited our long-term holding in Brink’s Co. (BCO), as we felt it was nearing fair value and we saw opportunities at deeper discounts. We also sold our small position in Ballantyne Strong, Inc. (BTN), whose shares we began to accumulate in the third quarter. While building our position, the stock rose sharply, and we decided to exit rather than pay up. Our two new holdings are:

•	GSI Technology Inc. (GSIT) – We bought this semiconductor maker for less than 2x net cash, despite its cash-generating legacy static random-access memory (SRAM) business and its ownership of artificial intelligence chip maker MikaMonu. Insider ownership of nearly 35% adds to our enthusiasm.

•	Atlas Financial Holdings, Inc. (AFH) – Atlas is an insurance company focused on the light commercial automobile sector, including taxi cabs, non-emergency paratransit, limousine, livery and business auto. This niche allows the company to achieve rational pricing and above-average returns over a cycle. We see the potential for solid earnings and book value growth over time, making the current valuation of less than 1.5x book very attractive.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

David M. Maley
Lead portfolio manager

16	ARIELINVESTMENTS.COM

Ariel Discovery Fund performance summary	INCEPTION: 01/31/11

David M. Maley	Kenneth E. Kuhrt, CPA
Lead portfolio	Portfolio
manager	manager

Composition of equity holdings (%)

	Ariel Discovery Fund†	Russell 2000 Value Index	Russell 2000 Index	S&P 500 Index
Technology	25.13	10.04	14.19	17.85
Consumer discretionary	23.60	10.23	13.32	13.35
Financial services	12.50	42.73	28.44	19.76
Producer durables	11.89	12.73	13.80	10.71
Utilities	7.85	6.62	4.58	5.83
Energy	6.25	5.72	3.49	7.57
Materials & processing	4.77	5.45	7.49	3.08
Health care	2.43	4.24	12.11	13.52
Consumer staples	0.00	2.24	2.58	8.33

† Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 12/31/16

	Quarter	1-year	3-year	5-year	Since inception
Ariel Discovery Fund–Investor Class	+ 10.42	+ 22.96	– 5.97	+ 5.04	+ 2.42
Ariel Discovery Fund–Institutional Class+	+ 10.37	+ 23.28	– 5.73	+ 5.32	+ 2.65
Russell 2000® Value Index	+ 14.07	+ 31.74	+ 8.31	+ 15.07	+ 11.52
Russell 2000® Index	+ 8.83	+ 21.31	+ 6.74	+ 14.46	+ 11.34
S&P 500® Index	+ 3.82	+ 11.96	+ 8.87	+ 14.66	+ 12.21

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/16) [1]	Net	Gross
Investor Class	1.25%	1.86%
Institutional Class	1.00%	1.32%

Top ten equity holdings (% of net assets)

1.	Cowen Group, Inc.	5.4
2.	Rosetta Stone Inc.	5.1
3.	RealNetworks, Inc.	5.0
4.	ORBCOMM, Inc.	4.6
5.	Century Casinos, Inc.	4.0
6.	Telenav Inc.	3.9
7.	Team, Inc.	3.8
8.	Brooks Automation, Inc.	3.6
9.	Pendrell Corp.	3.3
10.	Bristow Group Inc.	3.1

+	The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
[1]	Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Discovery Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class through the end of the fiscal year ending September 30, 2018. Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
See index descriptions on page 48.

800.292.7435	17

ADJUSTING OUR SAILS

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel International Fund and Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

They say time flies when you’re having fun. Clearly, we are having fun, because we can’t believe it’s been five years since we launched the Ariel international and global strategies!

The past five years have been full of news and change. Equity markets have swung from positive to negative and back again. Developed market equities have trounced their emerging market counterparts, while experts’ predictions have swung from deflation to inflation. At this point “risk on” bets are beating “risk off” trades. Active management is out of favor, while passive investing is hot. Finally, growth has beaten value over the timeframe.

With value investing largely out of favor and quantitative easing distorting fundamentals, bottom-up research has been difficult. Normally, such an environment would present challenges for our approach, and indeed over the last year results have been soft. Over the last year ended December 31, 2016, Ariel International Fund returned -0.81%, below the MSCI EAFE Index’s +1.00% gain; Ariel Global Fund advanced +5.30% versus a +7.86% return for the MSCI ACWI Index. Yet over the long term our results have been solid on a risk/reward basis.

As you know, we seek to carefully balance risk considerations and return prospects. In so doing, over the last five years ended December 31, 2016, Ariel International Fund has generated solid relative returns, gaining +5.82%, admittedly short of the MSCI EAFE Index’s +6.53% return, but good enough to rank in the top half of its Morningstar peer group1. Over the same period, the portfolio showed considerably lower measurable risk than the index and peers. More specifically, Ariel International Fund’s 11.60% standard deviation was far lower than the MSCI EAFE Index’s 13.47% level. And its score ranks it amongst the lowest 8% of funds within its category over the last five years.

[1]	Past performance does not guarantee future results. For the period ended December 31, 2016, the rankings of Ariel International Fund (Investor Class) for the one-, five- and since inception periods were 289 out of 337 funds, 97 out of 223 funds, and 93 out of 211 funds, respectively, among Morningstar Foreign Large Value funds. Morningstar, Inc. is a nationally recognized organization that reports performance and calculates rankings for mutual funds. Rankings are based on total returns. Morningstar ranks each fund relative to all funds in the same category. Total returns (on which the rankings are based) would have been lower if certain fees and expenses had not been reduced during these periods.

18	ARIELINVESTMENTS.COM

Similarly, Ariel Global Fund has returned +8.45%, a bit below average in its Morningstar peer group2 and lagging its MSCI ACWI Index’s +9.36% gain over the five years ended December 31, 2016. Meanwhile, the all-country MSCI ACWI Index’s 11.38% standard deviation outpaced our Ariel Global Fund’s 10.44% mark, which was in the least jumpy 12% of its category.

Make no mistake: a market driven by macro, risk-on and growth creates headwinds for our efforts—and this one did! However, as an old Yiddish saying goes: “You can’t control the wind, but you can adjust your sails.” To this point, our “sails” have always been our differentiated, fundamental research, which enables us to make non-consensus decisions in the attempt to exploit the gap between price and intrinsic value. Below, we describe some such positions we took in the last few years that show how we think about risk/reward imbalances among various world markets.

“With value investing largely out of favor and quantitative easing distorting fundamentals, bottom-up research has been difficult.”

In 2012, we began to accumulate Japanese franchises such as Toyota Motor Corp., Daito Trust Construction Co., Ltd. and Nintendo Co., Ltd. before their spectacular rally in the ensuing years. Each investment had an independent thesis, which meant the cluster of stocks was not a thematic bet on the Japanese economy. The unique thesis behind each of these companies led them to being amongst our top contributors to date.

Similarly, we invested in Microsoft Corp. when it was largely ignored. Our non-consensus view remains the same: Microsoft is the global leader in enterprise software where Apple Inc. has not made any inroads. Contrary to popular opinion, Apple’s success does not come at the expense of Microsoft’s. Indeed, Microsoft has become one of our biggest contributors to date even though a diverse mix of growth businesses are not yet earning their potential—these include Azure, Bing, Xbox, and Windows 10 mobile devices (Lumia and Surface).

Of course, no sailor gets every adjustment right. Two of our largest detractors over the past half-decade were investment mistakes, namely Mobistar SA and Tesco plc. Mobistar is a Belgian mobile telecommunications operator whose poor response to a competitive price war punished shares. We sold the stock in anticipation of continued stock price declines, which did indeed come to fruition. Meanwhile, Tesco is a British food retailer that faced competitive challenges, which we initially mistook as cyclical rather than secular in nature. The learnings from our Tesco investment inspired us to revisit our thesis on similar hypermarket companies in places with a low penetration of discounters.

It is worth noting that these contrarian calls were quite different and almost wholly unrelated to one another. Indeed, it speaks to the power of our investment approach, which is driven by theses, not by themes. In our view, a thematic strategy, while easy to explain, is quite risky to implement. A thematic portfolio is nothing but a bet on one overarching call. Success becomes binary because either one is completely right or completely wrong. On the other hand, a bottom-up portfolio contains many investment ideas that stand on their own merits and compete with other ideas based on risk and reward. Taken together, we believe this type of strategy offers a greater chance to generate alpha because, by definition, it is not driven by beta—deliberate exposure to a theme that has momentum.

“As an old Yiddish saying goes: You can’t control the wind, but you can adjust your sails.”

A final point to highlight is that our performance not only came from things we owned but also from the things we

[2]	Past performance does not guarantee future results. For the period ended December 31, 2016, the rankings of Ariel Global Fund (Investor Class) for the one-, five- and since inception periods were 537 out of 1,015 funds, 447 out of 669 funds, and 442 out of 662 funds, respectively, among Morningstar World Stock funds. Total returns (on which the rankings are based) would have been lower if certain fees and expenses had not been reduced during these periods.

800.292.7435	19

chose to avoid. Like doctors, I often say, “first do no harm.” Avoiding losers proved as important as picking winners. Our bottom-up analysis on a host of emerging markets stocks and sectors suggested growth and returns were destined to disappoint and therefore such issues were broadly overvalued. In addition, we were not being paid to take the risk of currency devaluations in many countries. This unattractive risk/reward profile caused us to underweight emerging markets. That said, we found an exception in China where blue chip companies such as Baidu, Inc. and China Mobile Ltd. were well positioned. Concerns over a hard landing in China caused investors to throw out babies with the bathwater and we were able to scoop up attractive values.

Last but not least, one should not underestimate the power of patience in delivering superior performance. A flower is more valuable than a seed. I have always patiently waited for the seed to bloom and reveal its full glory and value, instead of impatiently selling a seed when it is underground. Such was the case with our investments in stocks such as Microsoft and Nintendo. These securities were large performance detractors in our early years of owning them but became star contributors in recent times, just as a flower surfaces from the seeds that remained hidden from view.

“A bottom-up portfolio contains many investment ideas that stand on their own merits and compete with other ideas based on risk and reward.”

There were reasons why our portfolios should have underperformed in their first five years, but our independent thinking generated enough alpha to offset our relatively low beta. And there may be periods when our decisions create a portfolio that is out of favor and has poor performance. Going forward, however, as in the half-decade past, we will adjust the sails rather than worry about the wind.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

Rupal J. Bhansali

Portfolio manager

Effective November 29, 2016, our Board of Trustees approved a 12 basis point decrease of the expense caps for the Investor and Institutional share classes of Ariel International Fund and Ariel Global Fund. A summary of these charges is in the chart below. Over time as the funds grow, the expense ratios will naturally decrease, eliminating the need for expense caps in order to limit the expense ratios.

Fund	Contractual Expense Caps Before 11/29/16	Contractual Expense Caps New Effective 11/29/16 – 09/30/18
Investor Share Class
Ariel International Fund	1.25%	1.13%
Ariel Global Fund	1.25%	1.13%
Institutional Share Class
Ariel International Fund	1.00%	0.88%
Ariel Global Fund	1.00%	0.88%

Morningstar Data: © 2016 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

20	ARIELINVESTMENTS.COM

Ariel International Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali

Portfolio manager

Composition of equity holdings* (%)

	Ariel International Fund†	MSCI EAFE Index	MSCI ACWI ex-US Index
Information technology	20.86	5.48	9.20
Telecommunication services	13.98	4.51	4.66
Consumer staples	11.89	11.17	9.80
Consumer discretionary	11.45	12.52	11.47
Health care	11.13	10.66	8.11
Financials	9.49	21.17	23.42
Energy	5.89	5.47	7.25
Utilities	2.72	3.38	3.17
Real estate	2.07	3.74	3.27
Industrials	1.41	14.00	11.68
Materials	0.00	7.90	7.98

*	The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns (%) as of 12/31/16

	Quarter	1-year	3-year	5-year	Since inception
Ariel International Fund–Investor Class	– 5.69	– 0.81	+ 0.27	+ 5.82	+ 5.81
Ariel International Fund–Institutional Class	– 5.66	– 0.62	+ 0.51	+ 6.06	+ 6.06
MSCI EAFE Index (net)	– 0.71	+ 1.00	– 1.60	+ 6.53	+ 6.53
MSCI ACWI ex-US Index (net)	– 1.25	+ 4.50	– 1.78	+ 5.00	+ 5.00

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/16) [1]	Net	Gross
Investor Class	1.25%	1.52%
Institutional Class	1.00%	1.10%

Top ten companies^ (% of net assets)

1.	Deutsche Boerse AG	6.0
2.	GlaxoSmithKline plc	5.4
3.	Dialog Semiconductor plc.	5.2
4.	Nokia Corp	5.2
5.	Roche Holding AG	5.2
6.	China Mobile Ltd.	5.0
7.	Koninklijke KPN N.V.	4.2
8.	Reckitt Benckiser Group plc	3.6
9.	Telefonica Deutschland Holding	3.5
10.	Michelin (CGDE)	3.3

^	For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Top ten country weightings† (%)
Germany	15.11
Japan	14.99
United Kingdom	10.38
Switzerland	9.27
China	8.23
Netherlands	7.00
Finland	5.23
United States	4.81
France	3.92
Italy	3.66

[1]	Effective November 29, 2016, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses (the “Expense Cap”) in order to limit Ariel International Fund’s total annual operating expenses to 1.13% of net assets for the Investor Class and 0.88% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2018. The Expense Cap has been lowered over time.
†	Sector and country weightings are calculated based on equity holdings as a percentage of total net assets.
Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. See index descriptions on page 48.

800.292.7435	21

Ariel Global Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali

Portfolio manager

Composition of equity holdings* (%)

	Ariel Global Fund†	MSCI ACWI Index
Information Technology	21.30	15.48
Health Care	20.88	11.06
Financials	12.10	18.69
Telecommunication Services	11.67	3.63
Consumer Discretionary	9.34	12.10
Consumer Staples	7.21	9.48
Energy	3.80	7.35
Utilities	3.77	3.16
Industrials	2.25	10.64
Real Estate	0.92	3.14
Materials	0.04	5.27

*	The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.(“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns (%) as of 12/31/16

	Quarter	1-year	3-year	5-year	Since inception
Ariel Global Fund–Investor Class	– 1.27	+ 5.30	+ 3.62	+ 8.45	+ 8.44
Ariel Global Fund–Institutional Class	– 1.21	+ 5.63	+ 3.88	+ 8.74	+ 8.73
MSCI ACWI Index (net)	+ 1.19	+ 7.86	+ 3.13	+ 9.36	+ 9.36

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/16) [1]	Net	Gross
Investor Class	1.25%	1.70%
Institutional Class	1.00%	1.14%

Top ten companies^ (% of net assets)

1.	Microsoft Corp.	7.0
2.	Baidu, Inc.	5.1
3.	GlaxoSmithKline plc	5.1
4.	Roche Holding AG	5.1
5.	China Mobile Ltd.	5.0
6.	Gilead Sciences, Inc.	4.9
7.	Johnson & Johnson	4.2
8.	Harman Intl Industries, Inc.	4.1
9.	Nokia Corp.	3.7
10.	Berkshire Hathaway Inc.	3.3

^	For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Top ten country weightings† (%)
United States	41.67
China	10.15
Switzerland	7.24
Germany	6.77
Japan	6.51
United Kingdom	6.26
Finland	3.69
France	2.96
Netherlands	2.66
Spain	1.47

[1]	Effective November 29, 2016, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses (the “Expense Cap”) in order to limit Ariel Global Fund’s total annual operating expenses to 1.13% of net assets for the Investor Class and 0.88% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2018. The Expense Cap has been lowered over time.
†	Sector and country weightings are calculated based on equity holdings as a percentage of total net assets.
Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. See index descriptions on page 48.

22	ARIELINVESTMENTS.COM

Atlas Financial Holdings, Inc. (NASDAQ: AFH)
150 Northwest Point Blvd., 3rd Floor
Elk Grove Village, IL 60007
847.472.6700 | atlas-fin.com

Atlas Financial Holdings is a niche specialty insurer that focuses exclusively on the light commercial auto sector – taxis, paratransit vehicles and limousines. While the company took its current form in the aftermath of the financial crisis when it was carved out of the struggling Kingsway Financial, its roots date back to the 1920s as one of the oldest insurers of the U.S. taxi and livery business. As the only middle market insurer that focuses exclusively on light commercial auto, Atlas is the market share leader in a less competitive niche, characterized by above-industry returns and healthy long-term growth prospects. Yet, investors remain fixated on the increasing preference for ride-sharing and its uncertain impact to the company’s core customer base.

UBER UNCERTAINTY

Nearly 40% of Atlas’ customer base is comprised of taxi drivers who have been hit particularly hard by ride-sharing services like Uber and Lyft. As taxi drivers either migrate to Uber or exit the industry altogether, the company’s taxi business has been declining at a double-digit rate. However, Atlas insures not just taxis, but the broader private car service industry – a market that is poised grow with an increasing preference for car service in lieu of car ownership. In places like New York City, where all professional drivers are required to buy commercial insurance, ride-sharing growth is more than offsetting the taxi declines. In places where commercial insurance is not required, there is a more gradual progression that should ultimately grow the market. After one-year under UberX, for example, drivers typically either migrate back to taxi companies or upgrade to more profitable (and commercially insured) black car services. The company’s black car business is currently growing 20% annually.

MANAGING FOR THE LONG TERM

Amidst this shift, Atlas is managing its business for the long term. Best-in-class niche insurers like Atlas realize that chasing growth at the expense of profitability is ultimately a losing strategy. This past summer, the company took advantage of favorable market conditions to raise prices significantly, sacrificing some near-term growth and disappointing myopic investors. Looking deeper than the top-line trends, profitability has consistently improved and book value has grown at an attractive rate. Over the past year, annualized return on equity has improved to the low-teens and book value has grown by nearly 20%. Longer term, Atlas is focused on generating a return on equity 500 to 1,000 basis points above the industry average.

STANDING ALONGSIDE MANAGEMENT

Consistent with this management approach, incentives are properly aligned to maximize shareholder value. Together with several other insiders, CEO Scott Wollney invested his own capital to acquire Atlas from Kingsway Financial. It was a gem amidst the wreckage – a business that could be managed like a private company and grown profitably over the long term. Today, Chairman Gordon Pratt and CEO Wollney are the sixth and tenth largest shareholders, respectively. Altogether, insiders own over 10% of the outstanding shares.

A LONG-TERM VIEW

At current levels, investors focused on trends in the taxi industry are missing the forest for the trees. As long-term investors, we see a rare example of a leading niche insurer that stands to benefit from an increasing preference for ride-sharing. Our barometer is tuned to the fundamentals that suggest potential future success – above-industry profitability, return on equity and book value growth. As of December 30, 2016, shares traded at $18.05, a 26% discount to our private market value of $24.35.

800.292.7435	23

Kennametal Inc. (NYSE: KMT)
600 Grant Street, Suite 5100
Pittsburgh, PA 15219-2706
412.248.8200 | kennametal.com

Founded in 1938, and headquartered in Latrobe, Pennsylvania, Kennametal is one of three leading global manufacturers of advanced, impact-resistant cutting tools and engineered components. Customers rely on Kennametal’s products for quality assurance, cost efficiency, and advanced machining in a diverse set of end markets, including general engineering, aerospace, road construction, mining, and energy. Kennametal holds roughly 10-12% global market share, the third largest of a consolidated market in which the top three companies represent 45-50%. The dramatic decline of energy prices during 2014 and 2015 diverted investor attention from Kennametal’s ability to unlock its true earnings power through expense controls, greater efficiencies and automation. Investors are now coming to appreciate this potential just as energy prices have improved. Additionally, Kennametal would be a prime beneficiary of a renewed public commitment to U.S. infrastructure.

IMPACT OF DECLINING OIL PRICES

Kennametal’s prior management made ambitious acquisitions just as energy prices neared $100. Then, oil fell from $108 in June of 2014 to $25 in February 2016. The shock of a 77% price decline left Kennametal with under-utilized facilities, low productivity, and steeper sales declines than its top two competitors. Many investors concluded that the company’s franchise and economics were permanently impaired. In reality, Kennametal’s revenues were concentrated in North America, where the shale industry was hit particularly hard. Its revenues slid further relative to its top two peers, who are concentrated in the Eastern Hemisphere (especially in automotive and aerospace). Exploration and Production (E&P) and services companies, especially those in the U.S. shale industry, cut spending, causing the machining, engineering, and others that serve E&Ps to follow suit, leaving little incentive for any participant in the ecosystem to order Kennametal’s “short-cycle” consumable products. However, over the next year or two, Kennametal should fill this pent-up demand, rewarding long-term investors.

UNLOCKING TRUE EARNINGS POWER

To tackle the perfect storm of volatile energy prices, under-utilized assets, and low productivity, Kennametal dramatically changed its cost structure, unlocking the company’s true normalized earnings power, which we believed the market undervalued. The company announced plans to reduce complexity, modernize and automate production, and reduce redundancies. New CEO Ron DeFeo estimates these actions will save approximately $300 to $350 million, annually, by 2020. Over the longer-term, cost controls are likely to increase EPS substantially, while reducing the capital required to operate the business.

CONVICTION & PATIENCE

While many investors base their judgement on short-term energy and commodity uncertainty, we remain focused on the intrinsic value of Kennametal’s high-margin and recurring revenue business. The company’s cost containment, the stabilization of energy prices, and the outcome of the U.S. Presidential election have driven some correction in Kennametal’s share price. As of December 30, 2016, shares traded at $31.26, still a 28% discount to our private market value of $43.25.

24	ARIELINVESTMENTS.COM

Snap-on Incorporated (NYSE: SNA)
2801 80th Street
Kenosha, WI 53143
262.656.5200 | snap-on.com

Founded in 1920 by Joseph Johnson and William Seideman, Snap-on was created from a simple but ingenious idea - interchangeable wrench handles with sockets that would “snap on” – a revolutionary idea for the tool industry at the time. Snap-on has continued to focus on innovation and today is a leading manufacturer of tools, equipment, diagnostics, repair information and systems solutions primarily for independent automotive vehicle repair centers. Snap-on has a market capitalization of nearly $10 billion and its products can be found in more than 130 countries around the world.

DEMAND FOR NEW TOOLS

The Snap-on brand is known by mechanics for its reliability and quality, allowing the company to charge more for its goods. For example, a Snap-on wrench sells for nearly 10x the price of a comparable Craftsman wrench. The company posits that superior materials and design result in unmatched durability for its products. Since Snap-on tools end up lasting decades, some investors are pondering the drivers of future growth. Ongoing innovation in the auto industry, such as hybrid and electric cars, generates demand for new tools with unique capabilities and safety features. We think Snap-on is the right company to fill that need.

SOLID CUSTOMER RELATIONSHIPS

Snap-on utilizes a franchise structure in the sale and distribution of a large portion of its products. These franchisees carry their inventory in approximately 4,800 customized vans and make weekly visits to their current and prospective customers. The frequent interaction between the franchisee and mechanics has proven invaluable in understanding customer tool needs. It also establishes a unique relationship between Snap-on and its customer base versus competitors.

IMPROVING OPERATING MARGINS

Snap-on has done a tremendous job of improving its operating margin. Over the past decade, operating margins have increased from 7 percent to over 22 percent recently. Even with these impressive gains, management still points to changes that will lead to even higher levels in the future. We believe expanding demand from Europe and the defense sectors could provide additional tailwinds.

LONG-TERM OPPORTUNITY

The market continues to underestimate Snap-on’s ability to grow revenue with its sustainable demand drivers. Meanwhile, the company has maintained a conservative balance sheet, which the market also overlooks. This combination makes Snap-on the type of company we hope to own for the long run as investors benefit from the growth in the company’s intrinsic value.

As of December 30, 2016, shares traded at $171.27, a 10% discount to our current private market value of $189.52.

800.292.7435	25

Ariel Fund statistical summary	12/31/16 (UNAUDITED)

			52-week range		Earnings per share			P/E calendar
Company	Ticker symbol	Price 12/31/16	Low	High	2014 actual calendar	2015 actual calendar	Forward 12 months estimate	2014 actual P/E	2015 actual P/E	Forward 12 months P/E	Market cap. ($MM)
Contango Oil & Gas Co.	MCF	9.34	3.68	14.14	(1.15)	(2.59)	(0.48)	NM	NM	NM	233
Bristow Group Inc.	BRS	20.48	9.17	26.71	4.44	2.18	(0.44)	4.6	9.4	NM	719
MTS Systems Corp.	MTSC	56.70	41.53	64.24	3.55	2.94	3.59	16.0	19.3	15.8	945
MSG Networks, Inc.	MSGN	21.50	14.73	22.85	N/A	N/A	2.25	N/A	N/A	9.6	1,614
International Speedway Corp.	ISCA	36.80	29.71	39.95	1.45	1.44	1.68	25.4	25.6	21.9	1,665
Brady Corp.	BRC	37.55	20.35	39.60	1.65	1.42	1.90	22.8	26.4	19.8	1,910
DeVry Education Group Inc.	DV	31.20	15.36	32.85	2.79	2.44	2.56	11.2	12.8	12.2	1,957
Simpson Manufacturing Co., Inc.	SSD	43.75	30.25	48.41	1.56	1.41	2.01	28.0	31.0	21.8	2,080
Sotheby’s	BID	39.86	18.86	42.66	2.05	2.08	1.73	19.4	19.2	23.0	2,193
Janus Capital Group Inc.	JNS	13.27	11.07	16.62	0.84	0.96	0.88	15.8	13.8	15.1	2,423
Kennametal Inc.	KMT	31.26	15.11	35.66	2.74	2.26	1.71	11.4	13.8	18.3	2,499
Meredith Corp.	MDP	59.15	35.03	59.70	3.26	3.56	3.79	18.1	16.6	15.6	2,634
Anixter Intl Inc.	AXE	81.05	37.61	84.05	5.91	5.29	5.06	13.7	15.3	16.0	2,706
Graham Holdings Co.	GHC	511.95	425.14	547.80	43.29	39.25	29.17	11.8	13.0	17.6	2,876
Littelfuse, Inc.	LFUS	151.77	90.61	156.54	5.09	5.45	7.23	29.8	27.8	21.0	3,420
Charles River Laboratories Intl, Inc.	CRL	76.19	65.70	89.18	3.46	3.76	4.87	22.0	20.3	15.6	3,606
Fair Isaac Corp.	FICO	119.22	80.20	132.95	3.04	3.22	3.80	39.2	37.0	31.4	3,688
U.S. Silica Holdings, Inc.	SLCA	56.68	13.54	58.28	2.23	0.22	0.68	25.4	257.6	83.4	4,002
First American Financial Corp.	FAF	36.63	31.74	43.55	2.04	2.74	3.13	18.0	13.4	11.7	4,023
The Madison Square Garden Co.	MSG	171.51	139.10	188.80	N/A	N/A	0.30	N/A	N/A	571.7	4,110
Dun & Bradstreet Corp.	DNB	121.32	85.99	141.57	7.45	7.24	8.01	16.3	16.8	15.1	4,463
Zebra Technologies Corp.	ZBRA	85.76	46.13	88.00	3.61	4.78	6.05	23.8	17.9	14.2	4,530
JLL	JLL	101.04	86.62	161.19	8.80	10.23	9.49	11.5	9.9	10.6	4,567
TEGNA, Inc.	TGNA	21.39	17.91	25.79	N/A	1.78	2.57	N/A	12.0	8.3	4,586
Lazard Ltd.	LAZ	41.09	26.21	45.46	3.20	3.74	3.35	12.8	11.0	12.3	5,095
Bio-Rad Laboratories, Inc.	BIO	182.28	122.03	184.89	5.28	4.75	5.23	34.5	38.4	34.9	5,385
Keysight Technologies, Inc.	KEYS	36.57	21.07	38.28	2.80	2.24	2.31	13.1	16.3	15.8	6,206
KKR & Co. L.P.	KKR	15.39	10.89	17.57	1.84	1.21	0.75	8.4	12.7	20.5	6,867
Interpublic Group of Cos., Inc.	IPG	23.41	19.79	24.82	1.07	1.25	1.51	21.9	18.7	15.5	9,294
Mattel, Inc.	MAT	27.55	23.85	34.76	1.83	1.39	1.78	15.1	19.8	15.5	9,425
Snap-on Inc.	SNA	171.27	133.09	177.86	6.94	8.10	10.07	24.7	21.1	17.0	9,938
Western Union Co.	WU	21.72	16.02	22.26	1.66	1.69	1.82	13.1	12.9	11.9	10,539
CBRE Group, Inc.	CBG	31.49	22.74	34.92	1.68	2.05	2.30	18.7	15.4	13.7	10,621
Laboratory Corp. of America Holdings	LH	128.38	97.79	141.32	6.80	7.91	9.45	18.9	16.2	13.6	13,197
Viacom, Inc.	VIAB	35.10	30.11	47.47	5.47	5.06	3.82	6.4	6.9	9.2	13,935
Mohawk Industries, Inc.	MHK	199.68	148.56	216.58	8.42	10.56	13.55	23.7	18.9	14.7	14,808
J.M. Smucker Co.	SJM	128.06	117.36	157.31	5.14	6.73	8.17	24.9	19.0	15.7	14,911
Royal Caribbean Cruises Ltd.	RCL	82.04	64.21	102.70	3.47	4.83	7.12	23.6	17.0	11.5	17,547
Northern Trust Corp.	NTRS	89.05	54.38	90.96	3.41	3.85	4.71	26.1	23.1	18.9	20,357

Note: Holdings are as of December 31, 2016. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of December 31, 2016 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and December 31, 2016 stock price. NM=Not Meaningful.

26	ARIELINVESTMENTS.COM

Ariel Appreciation Fund statistical summary	12/31/16 (UNAUDITED)

			52-week range		Earnings per share			P/E calendar
Company	Ticker symbol	Price 12/31/16	Low	High	2014 actual calendar	2015 actual calendar	Forward 12 months estimate	2014 actual P/E	2015 actual P/E	Forward 12 months P/E	Market cap. ($MM)
Bristow Group Inc.	BRS	20.48	9.17	26.71	4.44	2.18	(0.44)	4.6	9.4	NM	719
MSG Networks, Inc.	MSGN	21.50	14.73	22.85	N/A	N/A	2.25	N/A	N/A	9.6	1,614
International Speedway Corp.	ISCA	36.80	29.71	39.95	1.45	1.44	1.68	25.4	25.6	21.9	1,665
Houlihan Lokey, Inc.	HLI	31.12	20.96	31.75	N/A	1.27	1.83	N/A	24.5	17.0	2,076
Kennametal Inc.	KMT	31.26	15.11	35.66	2.74	2.26	1.71	11.4	13.8	18.3	2,499
Anixter Intl Inc.	AXE	81.05	37.61	84.05	5.91	5.29	5.06	13.7	15.3	16.0	2,706
First American Financial Corp.	FAF	36.63	31.74	43.55	2.04	2.74	3.13	18.0	13.4	11.7	4,023
The Madison Square Garden Co.	MSG	171.51	139.10	188.80	N/A	N/A	0.30	N/A	N/A	571.7	4,110
JLL	JLL	101.04	86.62	161.19	8.80	10.23	9.49	11.5	9.9	10.6	4,567
TEGNA, Inc.	TGNA	21.39	17.91	25.79	N/A	1.78	2.57	N/A	12.0	8.3	4,586
Lazard Ltd.	LAZ	41.09	26.21	45.46	3.20	3.74	3.35	12.8	11.0	12.3	5,095
Bio-Rad Laboratories, Inc.	BIO	182.28	122.03	184.89	5.28	4.75	5.23	34.5	38.4	34.9	5,385
BOK Financial Corp.	BOKF	83.04	44.13	85.00	4.22	4.23	4.43	19.7	19.6	18.7	5,426
Keysight Technologies, Inc.	KEYS	36.57	21.07	38.28	2.80	2.24	2.31	13.1	16.3	15.8	6,206
KKR & Co. L.P.	KKR	15.39	10.89	17.57	1.84	1.21	0.75	8.4	12.7	20.5	6,867
Nordstrom, Inc.	JWN	47.93	35.01	62.82	3.75	3.21	3.25	12.8	14.9	14.7	8,301
BorgWarner Inc.	BWA	39.44	27.52	44.10	3.28	3.04	3.45	12.0	13.0	11.4	8,400
Interpublic Group of Cos., Inc.	IPG	23.41	19.79	24.82	1.07	1.25	1.51	21.9	18.7	15.5	9,294
Mattel, Inc.	MAT	27.55	23.85	34.76	1.83	1.39	1.78	15.1	19.8	15.5	9,425
Tiffany & Co.	TIF	77.43	56.99	85.44	4.20	3.82	3.88	18.4	20.3	20.0	9,640
Snap-on Inc.	SNA	171.27	133.09	177.86	6.94	8.10	10.07	24.7	21.1	17.0	9,938
Western Union Co.	WU	21.72	16.02	22.26	1.66	1.69	1.82	13.1	12.9	11.9	10,539
CBRE Group, Inc.	CBG	31.49	22.74	34.92	1.68	2.05	2.30	18.7	15.4	13.7	10,621
Laboratory Corp. of America Holdings	LH	128.38	97.79	141.32	6.80	7.91	9.45	18.9	16.2	13.6	13,197
Viacom, Inc.	VIAB	35.10	30.11	47.47	5.47	5.06	3.82	6.4	6.9	9.2	13,935
National Oilwell Varco	NOV	37.44	25.74	43.63	6.68	3.45	0.59	5.6	10.9	63.5	14,140
J.M. Smucker Co.	SJM	128.06	117.36	157.31	5.14	6.73	8.17	24.9	19.0	15.7	14,911
Willis Towers Watson plc	WLTW	122.28	104.11	133.40	6.17	6.39	8.24	19.8	19.1	14.8	16,776
Blackstone Group L.P.	BX	27.03	22.31	30.25	3.76	1.81	2.07	7.2	14.9	13.1	17,252
Stanley Black & Decker, Inc.	SWK	114.69	88.72	126.72	5.69	6.59	7.89	20.2	17.4	14.5	17,282
T. Rowe Price Group, Inc.	TROW	75.26	62.97	79.00	4.55	4.63	4.62	16.5	16.3	16.3	18,424
Omnicom Group Inc.	OMC	85.11	66.48	89.66	4.43	4.67	5.41	19.2	18.2	15.7	20,076
Northern Trust Corp.	NTRS	89.05	54.38	90.96	3.41	3.85	4.71	26.1	23.1	18.9	20,357
Progressive Corp.	PGR	35.50	29.32	35.95	1.90	2.02	2.01	18.7	17.6	17.7	20,586
Zimmer Biomet Holdings, Inc.	ZBH	103.20	88.27	133.21	6.48	6.90	8.47	15.9	15.0	12.2	20,661
Franklin Resources, Inc.	BEN	39.58	30.56	42.18	3.69	3.22	2.88	10.7	12.3	13.7	22,574
CBS Corp.	CBS	63.62	41.36	65.09	3.00	3.34	4.12	21.2	19.0	15.4	27,802
AFLAC Inc.	AFL	69.60	54.57	74.50	6.19	5.64	7.17	11.2	12.3	9.7	28,398
Illinois Tool Works Inc.	ITW	122.46	79.15	127.99	5.10	5.57	6.57	24.0	22.0	18.6	42,984
Thermo Fisher Scientific Inc.	TMO	141.10	119.75	160.68	6.96	7.39	9.06	20.3	19.1	15.6	55,738

Note: Holdings are as of December 31, 2016. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of December 31, 2016 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and December 31, 2016 stock price. NM=Not Meaningful.

800.292.7435	27

Ariel Fund schedule of investments

Number of shares	Common stocks—95.75%	Value
	Consumer discretionary & services—28.89%
3,353,208	MSG Networks Inc.(a)	$72,093,972
3,287,377	TEGNA, Inc.	70,316,994
836,340	Royal Caribbean Cruises Ltd.	68,613,333
2,718,066	Interpublic Group of Cos., Inc.	63,629,925
1,034,708	Meredith Corp.	61,202,978
1,495,825	Viacom, Inc., Class B	52,503,457
1,376,202	International Speedway Corp., Class A	50,644,234
1,604,924	DeVry Education Group Inc.	50,073,629
212,604	Mohawk Industries, Inc.(a)	42,452,767
1,533,000	Mattel, Inc.	42,234,150
179,924	The Madison Square Garden Co., Class A(a)	30,858,765
19,883	Graham Holdings Co., Class B	10,179,102
241,765	Sotheby’s(a)	9,636,753

		624,440,059

	Consumer staples—2.01%
339,345	J.M. Smucker Co.	43,456,521

	Energy—0.83%
1,928,817	Contango Oil & Gas Co.(a)(b)	18,015,151

	Financial services—28.26%
2,366,903	Lazard Ltd., Class A	97,256,044
5,933,139	KKR & Co. L.P.	91,311,009
2,336,253	CBRE Group, Inc., Class A(a)	73,568,607
688,820	JLL	69,598,373
697,700	Northern Trust Corp.	62,130,185
464,478	Dun & Bradstreet Corp.	56,350,471
1,450,588	First American Financial Corp.	53,135,039
3,845,016	Janus Capital Group Inc.	51,023,362
1,780,054	Western Union Co.	38,662,773
150,163	Fair Isaac Corp.	17,902,433

		610,938,296

	Health care—8.27%
383,943	Bio-Rad Laboratories, Inc.(a)	69,985,130
746,826	Charles River Laboratories Intl, Inc.(a)	56,900,673
403,600	Laboratory Corp. of America Holdings(a)	51,814,168

		178,699,971

	Materials & processing—3.92%
1,092,397	Simpson Manufacturing Co., Inc.	47,792,369
652,461	U.S. Silica Holdings, Inc.	36,981,489

		84,773,858

	Producer durables—20.97%
1,173,800	Zebra Technologies Corp.(a)	100,665,088
2,352,841	Kennametal Inc.	73,549,810
2,806,295	Bristow Group Inc.(b)	57,472,922
1,527,428	Brady Corp., Class A	57,354,921
894,616	MTS Systems Corp.(b)	50,724,727
1,120,585	Keysight Technologies, Inc.(a)	40,979,793
229,013	Snap-on Inc.	39,223,057
219,566	Littelfuse, Inc.	33,323,532

		453,293,850

28	ARIELINVESTMENTS.COM

12/31/16 (UNAUDITED)

Number of shares	Common stocks—95.75%	Value
	Technology—2.60%
692,542	Anixter Intl Inc.(a)	$56,130,529

	Total common stocks (Cost $1,339,925,981)	2,069,748,235

Number of shares	Short-term investments—7.32%	Value
158,240,946	Northern Institutional Treasury Portfolio, 0.41%(c)	$158,240,946

	Total short-term investments (Cost $158,240,946)	158,240,946

	Total Investments—103.07% (Cost $1,498,166,927)	2,227,989,181
	Other Assets less Liabilities—(3.07)%	(66,301,714)

	Net Assets—100.00%	$2,161,687,467

(a)Non-income producing.

(b)Affiliated company (See Note Three, Transactions with Affiliated Companies).

(c)The rate presented is the rate in effect at December 31, 2016.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

800.292.7435	29

Ariel Appreciation Fund schedule of investments

Number of shares	Common stocks—97.49%	Value
	Consumer discretionary & services—25.65%
2,779,430	Interpublic Group of Cos., Inc.	$65,066,456
727,400	Omnicom Group Inc.	61,909,014
810,600	CBS Corp., Class B	51,570,372
1,609,900	Mattel, Inc.	44,352,745
1,201,200	Viacom, Inc., Class B	42,162,120
994,700	BorgWarner Inc.	39,230,968
433,100	Tiffany & Co.	33,534,933
545,000	Nordstrom, Inc.	26,121,850
1,098,837	MSG Networks Inc.(a)	23,624,996
564,958	International Speedway Corp., Class A	20,790,454
899,500	TEGNA, Inc.	19,240,305
56,566	The Madison Square Garden Co., Class A(a)	9,701,635

		437,305,848

	Consumer staples—3.21%
427,575	J.M. Smucker Co.	54,755,254

	Energy—2.24%
1,020,500	National Oilwell Varco	38,207,520

	Financial services—33.84%
831,000	Northern Trust Corp.	74,000,550
1,049,600	AFLAC Inc.	73,052,160
1,651,320	Lazard Ltd., Class A	67,852,739
1,639,500	First American Financial Corp.	60,054,885
2,142,600	Western Union Co.	46,537,272
987,400	Franklin Resources, Inc.	39,081,292
1,077,500	Progressive Corp.	38,251,250
2,183,868	KKR & Co. L.P.	33,609,728
267,300	Willis Towers Watson plc	32,685,444
271,600	JLL	27,442,464
999,500	Blackstone Group L.P.	27,016,485
639,350	CBRE Group, Inc., Class A(a)	20,133,132
573,967	Houlihan Lokey, Inc.	17,861,853
187,850	T. Rowe Price Group, Inc.	14,137,591
62,889	BOK Financial Corp.	5,222,303

		576,939,148

	Health care—12.45%
570,600	Laboratory Corp. of America Holdings(a)	73,253,628
674,300	Zimmer Biomet Holdings, Inc.	69,587,760
313,854	Thermo Fisher Scientific Inc.	44,284,799
137,825	Bio-Rad Laboratories, Inc.(a)	25,122,741

		212,248,928

	Producer durables—18.11%
590,399	Stanley Black & Decker, Inc.	67,712,861
485,850	Illinois Tool Works Inc.	59,497,191
1,896,600	Kennametal Inc.	59,287,716
2,426,964	Bristow Group Inc.(b)	49,704,223
253,300	Snap-on Inc.	43,382,691
799,715	Keysight Technologies, Inc.(a)	29,245,578

		308,830,260

30	ARIELINVESTMENTS.COM

12/31/16 (UNAUDITED)

Number of shares	Common stocks—97.49%	Value
	Technology—1.99%
419,500	Anixter Intl Inc.(a)	$34,000,475

	Total common stocks (Cost $1,076,099,390)	1,662,287,433

Number of shares	Short-term investments—2.43%	Value
41,484,646	Northern Institutional Treasury Portfolio, 0.41%(c)	$41,484,646

	Total short-term investments (Cost $41,484,646)	41,484,646

	Total Investments—99.92% (Cost $1,117,584,036)	1,703,772,079
	Other Assets less Liabilities—0.08%	1,404,346

	Net Assets—100.00%	$1,705,176,425

(a) Non-income producing.

(b) Affiliated company (See Note Three, Transactions with Affiliated Companies).

(c) The rate presented is the rate in effect at December 31, 2016.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

800.292.7435	31

Ariel Focus Fund schedule of investments

Number of shares	Common stocks—99.09%	Value
	Consumer discretionary & services—11.05%
63,000	BorgWarner Inc.	$2,484,720
14,600	Tiffany & Co.	1,130,478
27,800	Bed Bath & Beyond Inc.	1,129,792
26,600	DeVry Education Group Inc.	829,920

		5,574,910

	Consumer staples—1.49%
9,500	CVS Health Corp.	749,645

	Energy—9.76%
48,600	National Oilwell Varco	1,819,584
19,000	Exxon Mobil Corp.	1,714,940
21,900	Apache Corp.	1,389,993

		4,924,517

	Financial services—26.42%
169,300	KKR & Co. L.P.	2,605,527
116,400	Western Union Co.	2,528,208
23,200	JPMorgan Chase & Co.	2,001,928
8,100	Goldman Sachs Group, Inc.	1,939,545
32,700	Bank of New York Mellon Corp.	1,549,326
33,050	Morgan Stanley	1,396,363
36,800	Progressive Corp.	1,306,400

		13,327,297

	Health care—16.16%
25,000	Zimmer Biomet Holdings, Inc.	2,580,000
18,000	Laboratory Corp. of America Holdings(a)	2,310,840
111,600	Hanger, Inc.(a)	1,283,322
10,700	Johnson & Johnson	1,232,747
10,300	Cardinal Health, Inc.	741,291

		8,148,200

	Materials & processing—7.26%
63,700	Mosaic Co.	1,868,321
112,082	Barrick Gold Corp.	1,791,070

		3,659,391

	Producer durables—12.42%
9,211	Lockheed Martin Corp.	2,302,197
19,700	Stanley Black & Decker, Inc.	2,259,393
14,600	Zebra Technologies Corp.(a)	1,252,096
14,400	Kennametal Inc.	450,144

		6,263,830

	Technology—14.53%
15,100	International Business Machines Corp.	2,506,449
59,100	Oracle Corp.	2,272,395
17,500	Anixter Intl Inc.(a)	1,418,375
18,200	Microsoft Corp.	1,130,948

		7,328,167

	Total common stocks (Cost $40,690,822)	49,975,957

32	ARIELINVESTMENTS.COM

12/31/16 (UNAUDITED)

Number of shares	Short-term investments—0.88%	Value
443,145	Northern Institutional Treasury Portfolio, 0.41%(b)	$443,145

	Total short-term investments (Cost $443,145)	443,145

	Total Investments—99.97% (Cost $41,133,967)	50,419,102
	Other Assets less Liabilities—0.03%	16,686

	Net Assets—100.00%	$50,435,788

(a)Non-income producing.

(b)The rate presented is the rate in effect at December 31, 2016.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

800.292.7435	33

Ariel Discovery Fund schedule of investments

Number of shares	Common stocks—94.42%	Value
	Consumer discretionary & services—23.60%
228,197	Rosetta Stone Inc.(a)	$2,033,235
193,657	Century Casinos, Inc.(a)	1,593,797
143,975	Gaia, Inc.(a)	1,245,384
63,102	XO Group Inc.(a)	1,227,334
19,200	Strattec Security Corp.	773,760
70,848	West Marine, Inc.(a)	741,779
28,100	Superior Industries Intl, Inc.	740,435
22,400	Movado Group Inc.	644,000
11,400	International Speedway Corp., Class A	419,520

		9,419,244

	Energy—6.25%
86,100	Gulf Island Fabrication, Inc.	1,024,590
58,354	Contango Oil & Gas Co.(a)	545,026
51,300	Green Brick Partners Inc.(a)	515,565
98,200	Mitcham Industries, Inc.(a)	407,530

		2,492,711

	Financial services—12.50%
139,508	Cowen Group, Inc., Class A(a)	2,162,374
30,600	First American Financial Corp.	1,120,878
59,400	Capital Southwest Corp.	959,310
15,200	MB Financial, Inc.	717,896
1,700	Atlas Financial Holdings, Inc.(a)	30,685

		4,991,143

	Health care—2.43%
228,685	Kindred Biosciences, Inc.(a)	971,911

	Materials & processing—4.77%
345,991	Orion Energy Systems, Inc.(a)	750,800
46,031	Landec Corp.(a)	635,228
37,200	FutureFuel Corp.	517,080

		1,903,108

	Producer durables—11.89%
38,199	Team, Inc.(a)	1,499,311
61,400	Bristow Group Inc.	1,257,472
89,725	Spartan Motors Inc.	829,956
22,500	CRA International, Inc.	823,500
12,200	ArcBest Corp.	337,330

		4,747,569

	Technology—25.13%
414,300	RealNetworks, Inc.(a)	2,013,498
222,434	Telenav Inc.(a)	1,568,160
83,800	Brooks Automation, Inc.	1,430,466
112,100	TechTarget, Inc.(a)	956,213
156,880	PCTEL, Inc.	844,014
358,000	Glu Mobile Inc.(a)	694,520
100,600	GSI Technology, Inc.(a)	623,720
262,600	SeaChange Intl, Inc.(a)	603,980
37,738	Digi International Inc.(a)	518,898
69,100	Electro Scientific Industries, Inc.(a)	409,072
446,702	Imation Corp.(a)	366,296

		10,028,837

34	ARIELINVESTMENTS.COM

12/31/16 (UNAUDITED)

Number of shares	Common stocks—94.42%	Value
	Utilities—7.85%
221,886	ORBCOMM, Inc.(a)	$1,834,997
192,564	Pendrell Corp.(a)	1,299,807

		3,134,804

	Total common stocks (Cost $37,246,051)	37,689,327

Number of shares	Short-term investments—5.47%	Value
2,180,922	Northern Institutional Treasury Portfolio, 0.41%(b)	$2,180,922

	Total short-term investments (Cost $2,180,922)	2,180,922

	Total Investments—99.89% (Cost $39,426,973)	39,870,249
	Other Assets less Liabilities—0.11%	45,366

	Net Assets—100.00%	$39,915,615

(a)Non-income producing.

(b)The rate presented is the rate in effect at December 31, 2016.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

800.292.7435	35

Ariel International Fund schedule of investments

Number of shares	Common stocks—90.89%	Value
	Australia—0.09%
55,212	AMP Ltd.	$200,813

	Canada—0.99%
64,731	IGM Financial Inc.	1,841,674
10,823	Suncor Energy, Inc.	353,875

		2,195,549

	China—8.23%
43,460	Baidu, Inc. ADR(a)	7,145,259
110,045	China Mobile Ltd. ADR	5,769,659
513,000	China Mobile Ltd.	5,437,952

		18,352,870

	Denmark—0.25%
15,667	Novo Nordisk A/S	565,010

	Finland—5.23%
2,396,862	Nokia Corp. ADR	11,528,907
28,466	Nokia Corp.	137,478

		11,666,385

	France—3.92%
66,543	Michelin (CGDE)	7,403,914
7,686	Euler Hermes Group	675,571
7,041	Safran SA	507,109
1,069	Thales SA	103,672
494	Essilor Intl	55,823

		8,746,089

	Germany—15.11%
162,740	Deutsche Boerse AG	13,283,242
276,369	Dialog Semiconductor plc(a)	11,684,795
1,847,518	Telefonica Deutschland Holding	7,915,295
5,054	Beiersdorf AG	428,799
3,065	SAP SE	267,176
3,096	Drillisch AG	133,277

		33,712,584

	Hong Kong—0.83%
4,213,321	Li & Fung Ltd.	1,852,785

	Ireland—0.49%
13,096	Ryanair Holdings plc ADR(a)	1,090,373

	Italy—3.66%
1,473,943	Snam SpA	6,072,751
266,650	Italgas SpA(a)	1,049,216
61,892	Azimut Holdings SpA	1,033,289

		8,155,256

	Japan—14.99%
50,800	Shimamura Co., Ltd.	6,341,579
22,900	Nintendo Co., Ltd.	4,808,265
28,400	Daito Trust Construction Co., Ltd.	4,271,846
84,700	Japan Tobacco Inc.	2,785,769
82,300	Canon Inc.	2,320,244
51,900	Nippon Telegraph & Telephone Corp.	2,181,243
110,700	Nikon Corp.	1,721,000

36	ARIELINVESTMENTS.COM

12/31/16 (UNAUDITED)

Number of shares	Common stocks—90.89%	Value
	Japan—14.99% (continued)
62,900	NTT DOCOMO, Inc.	$1,433,178
22,200	Toyota Motor Corp.	1,306,452
8,700	Murata Manufacturing Co., Ltd.	1,164,963
14,500	Secom Co., Ltd.	1,060,501
363,900	Seven Bank Ltd.	1,043,050
151,600	Anritsu Corp.	817,181
50,700	Japan Exchange Group, Inc.	724,441
5,671	Toyota Motor Corp. ADR	664,641
17,201	Canon Inc. ADR	484,036
11,000	Chugai Pharmaceutical Co., Ltd.	315,765

		33,444,154

	Luxembourg—1.21%
20,800	RTL Group(b)	1,528,783
32,316	Tenaris ADR	1,154,004
268	RTL Group(c)	19,517

		2,702,304

	Netherlands—7.00%
448,303	Koninklijke KPN N.V.	9,452,280
106,719	Gemalto N.V.	6,169,590

		15,621,870

	Singapore—0.36%
56,800	United Overseas Bank Ltd.	800,138

	Spain—3.09%
237,131	Endesa SA	5,023,521
45,751	Tecnicas Reunidas SA	1,876,546

		6,900,067

	Sweden—0.77%
61,500	H&M Hennes & Mauritz AB, Class B	1,710,546

	Switzerland—9.27%
50,802	Roche Holding AG	11,604,189
16,490	Swisscom AG	7,385,926
69,663	UBS AG	1,091,157
6,217	Nestle SA	445,990
2,167	Novartis AG ADR	157,844

		20,685,106

	United Arab Emirates—0.21%
1,379,035	Dubai Financial Market	467,662

	United Kingdom—10.38%
550,450	GlaxoSmithKline plc	10,596,211
94,140	Reckitt Benckiser Group plc	7,989,009
39,823	GlaxoSmithKline plc ADR	1,533,584
41,445	Diageo plc	1,077,721
206,653	British Telecom Group plc	934,418
157,389	Countrywide plc	341,865
2,428	British American Tobacco plc ADR	273,563
126,271	Hays plc	232,179
31,379	Pagegroup plc	151,012
319	Diageo plc ADR	33,157

		23,162,719

800.292.7435	37

Ariel International Fund schedule of investments (continued)	12/31/16 (UNAUDITED)

Number of shares	Common stocks—90.89%	Value
	United States—4.81%
44,064	Philip Morris Intl, Inc.	$4,031,415
26,975	Harman Intl Industries, Inc.	2,998,541
16,478	Core Laboratories N.V.	1,978,019
16,955	EOG Resources Inc.	1,714,151

		10,722,126

	Total common stocks (Cost $206,059,979)	202,754,406

Number of shares	Investment companies—0.91%	Value
	Exchange Traded Funds—0.91%
52,452	iShares MSCI Switzerland Capped ETF	$1,545,236
13,629	Vanguard FTSE Developed Markets ETF	498,003

		2,043,239

	Total Investment companies (Cost $2,100,141)	2,043,239

Number of shares	Short-term investments—2.10%	Value
4,690,780	Northern Institutional Treasury Portfolio, 0.41%(d)	$4,690,780

	Total short-term investments (Cost $4,690,780)	4,690,780

	Total Investments—93.90% (Cost $212,850,900)	209,488,425
	Cash, Foreign Currency, Other Assets less Liabilities—6.10%	13,598,183

	Net Assets—100.00%	$223,086,608

(a)Non-income producing.

(b)This security was purchased through more than one stock exchange and this line represents shares purchased through Xetra.

(c)This security was purchased through more than one stock exchange and this line represents shares purchased through Euronext Brussels.

(d)The rate presented is the rate in effect at December 31, 2016.

ADR American Depositary Receipt

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

38	ARIELINVESTMENTS.COM

Ariel Global Fund schedule of investments	12/31/16 (UNAUDITED)

Number of shares	Common stocks—93.28%	Value
	Canada—0.62%
13,113	IGM Financial Inc.	$373,081
5,353	Suncor Energy, Inc.	175,024

		548,105

	Chile—0.70%
28,485	Banco Santander-Chile ADR	622,967

	China—10.15%
27,616	Baidu, Inc. ADR(a)	4,540,347
220,500	China Mobile Ltd.	2,337,365
40,133	China Mobile Ltd. ADR	2,104,173

		8,981,885

	Denmark—0.05%
1,117	Novo Nordisk A/S	40,283

	Finland—3.69%
643,623	Nokia Corp. ADR	3,095,827
34,994	Nokia Corp.	169,005

		3,264,832

	France—2.96%
22,729	Michelin (CGDE)	2,528,944
1,240	Safran SA	89,308

		2,618,252

	Germany—6.77%
35,207	Deutsche Boerse AG	2,873,683
47,592	Dialog Semiconductor plc(a)	2,012,175
257,497	Telefonica Deutschland Holding	1,103,190

		5,989,048

	Hong Kong—0.24%
486,000	Li & Fung Ltd.	213,716

	Italy—1.24%
232,724	Snam SpA	958,840
35,246	Italgas SpA(a)	138,686

		1,097,526

	Japan—6.51%
4,250	Nintendo Co., Ltd.	892,364
5,400	Daito Trust Construction Co., Ltd.	812,252
18,600	Nippon Telegraph & Telephone Corp.	781,717
6,100	Shimamura Co., Ltd.	761,489
14,700	Japan Tobacco Inc.	483,481
20,900	NTT DOCOMO, Inc.	476,207
28,900	Nikon Corp.	449,294
2,900	Murata Manufacturing Co., Ltd.	388,321
4,100	Toyota Motor Corp.	241,282
2,800	Secom Co., Ltd.	204,786
5,300	Canon Inc.	149,420
6,000	Japan Exchange Group, Inc.	85,733
1,200	Chugai Pharmaceutical Co., Ltd.	34,447

		5,760,793

800.292.7435	39

Ariel Global Fund schedule of investments (continued)

Number of shares	Common stocks—93.28%	Value
	Mexico—0.35%
122,441	Wal-Mart de Mexico SAB de CV	$218,838
12,718	Santander Mexico Financial Group ADR	91,443

		310,281

	Netherlands—2.66%
58,185	Koninklijke KPN N.V.	1,226,806
19,443	Gemalto N.V.	1,124,030

		2,350,836

	Singapore—0.27%
17,000	United Overseas Bank Ltd.	239,478

	Spain—1.47%
57,501	Endesa SA	1,218,135
2,079	Tecnicas Reunidas SA	85,273

		1,303,408

	Sweden—0.05%
1,627	H&M Hennes & Mauritz AB, Class B	45,253

	Switzerland—7.24%
19,731	Roche Holding AG	4,506,953
4,151	Swisscom AG	1,859,247
541	Nestle SA	38,810

		6,405,010

	Thailand—0.38%
67,400	Kasikornbank PCL	334,078

	United Kingdom—6.26%
61,450	GlaxoSmithKline plc ADR	2,366,440
112,081	GlaxoSmithKline plc	2,157,569
11,983	Reckitt Benckiser Group plc	1,016,914

		5,540,923

	United States—41.67%
99,129	Microsoft Corp.	6,159,876
60,102	Gilead Sciences, Inc.	4,303,904
32,183	Johnson & Johnson	3,707,803
32,755	Harman Intl Industries, Inc.	3,641,046
18,018	Berkshire Hathaway Inc., Class B(a)	2,936,574
26,192	Philip Morris Intl, Inc.	2,396,306
27,573	American Express Co.	2,042,608
31,100	Verizon Communications Inc.	1,660,118
14,342	Quest Diagnostics Inc.	1,318,030
22,058	Southern Co.	1,085,033
5,991	Costco Wholesale Corp.	959,219
8,910	Sempra Energy	896,702
10,499	Schlumberger Ltd.	881,391
133,951	Acacia Research Corp.(a)	870,681
15,784	Fluor Corp.	828,976
6,811	Core Laboratories N.V.	817,592
13,109	U.S. Bancorp	673,409
2,616	CME Group Inc.	301,756
2,738	EOG Resources Inc.	276,812
2,932	Ansys, Inc.(a)	271,181
6,818	Coach, Inc.	238,766
2,335	Occidental Petroleum Corp.	166,322

40	ARIELINVESTMENTS.COM

12/31/16 (UNAUDITED)

Number of shares	Common stocks—93.28%	Value
	United States—41.67% (continued)
785	FactSet Research Systems, Inc.	$128,293
1,604	Cheesecake Factory, Inc.	96,048
597	Tractor Supply Co.	45,259
948	Church & Dwight Co., Inc.	41,892
431	PPG Industries, Inc.	40,842
446	Varian Medical Systems Inc.(a)	40,042
334	Accenture plc, Class A	39,121

		36,865,602

	Total common stocks (Cost $76,656,406)	82,532,276

Number of shares	Short-term investments—5.18%	Value
4,581,486	Northern Institutional Treasury Portfolio, 0.41%(b)	$4,581,486

	Total short-term investments (Cost $4,581,486)	4,581,486

	Total Investments—98.46% (Cost $81,237,892)	87,113,762
	Cash, Foreign Currency, Other Assets less Liabilities—1.54%	1,358,284

	Net Assets—100.00%	$88,472,046

(a)Non-income producing.

(b)The rate presented is the rate in effect at December 31, 2016.

ADR American Depositary Receipt

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

800.292.7435	41

Notes to schedule of investments

NOTE ONE | ORGANIZATION

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund (the “Funds”) are series of the Trust. Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified. The Funds issue two classes of shares: an Investor Class and an Institutional Class.

Effective April 1, 2016, The Northern Trust Company (“Northern Trust”) provides fund administration and tax reporting services for the Funds in its role as sub-fund administrator engaged by the Adviser for Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund and as fund administrator engaged by the Trust for Ariel International Fund and Ariel Global Fund. Northern Trust also acts as the Funds’ accounting agent and custodian. Prior to April 1, 2016, State Street Bank and Trust provided fund accounting and custody services and U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”) provided fund administration and tax reporting services to the Trust. U.S. Bancorp continues to serve as the Funds’ transfer agent.

NOTE TWO | SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant policies related to investments of the Funds held at December 31, 2016.

Securities valuation—Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a last sale price or a closing price is not reported, a security shall be valued using i) the closing price on another exchange on which the security traded (if such price is made available by the pricing vendor) or ii) securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for the market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange. In the event the Funds become aware of a significant event that may materially affect the value of a security, a fair value of such security will be determined in accordance with procedures established by the Board of Trustees.

Investments in money market funds are valued at their closing net asset value each business day.

Debt securities having a maturity over 60 days are valued using evaluated prices or matrix pricing methods determined by a pricing service which take into consideration factors such as yield, maturity, ratings, and traded prices in identical or similar securities. Short-term debt obligations having a maturity of 60 days or less are valued at amortized cost, so long as it approximates fair value.

Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Fair value measurements—Accounting Standards CodificationTM (ASC) 820-10 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

42	ARIELINVESTMENTS.COM

12/31/16 (UNAUDITED)

The following tables summarize the inputs used as of December 31, 2016 in valuing the Funds’ investments carried at fair value:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund
Level 1	$2,227,989,181	$1,703,772,079	$50,419,102	$39,870,249

Level 2	—	—	—	—

Level 3	—	—	—	—

Fair value at 12/31/16	$2,227,989,181	$1,703,772,079	$50,419,102	$39,870,249

Ariel International Fund	Level 1	Level 2*	Level 3	Total
Common stocks
Consumer discretionary	$25,547,758	$—	$—	$25,547,758
Consumer staples	26,517,703	—	—	26,517,703
Energy	13,149,346	—	—	13,149,346
Financials	20,693,375	467,662	—	21,161,037
Health care	24,828,426	—	—	24,828,426
Industrials	3,144,846	—	—	3,144,846
Information technology	46,527,894	—	—	46,527,894
Real Estate	4,613,711	—	—	4,613,711
Telecommunication services	31,190,948	—	—	31,190,948
Utilities	6,072,737	—	—	6,072,737

Total common stocks	$202,286,744	$467,662	$—	$202,754,406
Exchange traded funds	2,043,239	—	—	2,043,239
Short-term investments	4,690,780	—	—	4,690,780

Total investments	$209,020,763	$467,662	$—	$209,488,425

Other financial instruments
Forward currency contracts ^	$—	$(1,504,022)	$—	$(1,504,022)

Ariel International Fund	Level 1	Level 2*	Level 3	Total
Common stocks
Consumer discretionary	$8,261,097	$—	$—	$8,261,097
Consumer staples	6,382,266	—	—	6,382,266
Energy	3,361,254	—	—	3,361,254
Financials	10,703,103	—	—	10,703,103
Health care	18,475,471	—	—	18,475,471
Industrials	1,993,751	—	—	1,993,751
Information technology	18,841,667	—	—	18,841,667
Materials	40,842	—	—	40,842
Real Estate	812,252	—	—	812,252
Telecommunication services	10,322,017	—	—	10,322,017
Utilities	3,338,556	—	—	3,338,556

Total common stocks	$82,532,276	$—	$—	$82,532,276
Short-term investments	4,581,486	—	—	4,581,486

Total investments	$87,113,762	$—	$—	$87,113,762

Other financial instruments
Forward currency contracts ^	$—	$136,495	$—	$136,495

There were no transfers between levels for the Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund. Transfers between levels are recognized at the end of the reporting period.

* As of December 31, 2016, the only Level 2 investments held were securities fair valued due to market closure and forward currency contracts. See Schedules of Investments and Note Five, Forward Currency Contracts.

800.292.7435	43

Notes to schedule of investments (continued)

^ Forward currency contracts derive their value from underlying exchange rates. These instruments are normally valued by pricing vendors using pricing models. The pricing models typically use inputs that are observed from trading in active forward foreign currency markets. As such, forward currency contracts are categorized as Level 2. The value of forward currency contracts that is disclosed in this table is equal to the difference between Appreciation of forward currency contracts and Depreciation of forward currency contracts at December 31, 2016. See Note Five, Forward Currency Contracts.

Foreign currency—Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party. Net realized gains (losses) and Net unrealized appreciation (depreciation) on investments include the effects of changes in exchange rates on the underlying investments.

Forward currency contracts—Ariel International Fund and Ariel Global Fund enter into forward currency contracts to provide the appropriate currency exposure related to protecting the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the Fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties. Forward currency contracts are “marked-to-market” daily and any resulting unrealized gains (losses) are recorded as net unrealized appreciation (depreciation) on forward currency contracts.

Securities transactions—Securities transactions are accounted for on a trade date basis.

NOTE THREE | TRANSACTIONS WITH AFFILIATED COMPANIES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. The following transactions were made during the three months ended December 31, 2016, with affiliated companies:

	Share activity				Three months ended December 31, 2016

Security name	Balance September 30, 2016	Purchases	Sales	Balance December 31, 2016	Value	Dividends credited to income	Amount of gain (loss) realized on sale of shares
Ariel Fund
Bristow Group Inc.	3,147,795	—	341,500	2,806,295	$57,472,922	$214,529	$(13,180,995)
Contango Oil & Gas Co.	1,928,817	—	—	1,928,817	18,015,151	—	—
MTS Systems Corp.	894,616	—	—	894,616	50,724,727	268,385	—

					$126,212,800	$482,914	$(13,180,995)

Ariel Appreciation Fund
Bristow Group Inc.	2,426,964	—	—	2,426,964	$49,704,223	$169,887	$—

NOTE FOUR | FEDERAL INCOME TAXES

At December 31, 2016, the cost of investment securities for tax purposes was as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Cost of investments	$1,540,949,288	$1,125,319,120	$41,476,462	$39,582,880	$213,136,121	$81,568,103

Gross unrealized appreciation	814,574,308	680,486,256	12,427,331	7,670,353	7,869,258	9,137,405
Gross unrealized depreciation	(127,534,415)	(102,033,297)	(3,484,691)	(7,382,984)	(11,516,954)	(3,591,746)

Net unrealized appreciation (depreciation)	$ 687,039,893	$ 578,452,959	$8,942,640	$287,369	$ (3,647,696)	$ 5,545,659

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the deferral of losses on wash sales and partnership adjustments.

Tax adjustments are calculated annually. For interim periods, the Fund’s determine an estimate of tax cost adjustments based on a review of accounting reports for the interim period to identify changes from the adjustments calculated at the fiscal year end. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

44	ARIELINVESTMENTS.COM

12/31/16 (UNAUDITED)

NOTE FIVE | FORWARD CURRENCY CONTRACTS

At December 31, 2016, the open forward currency contracts are:

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)
Ariel International Fund
02/10/2017	JPMorgan Chase	USD	3,523,586	CNH	24,445,051	$65,312
02/10/2017	JPMorgan Chase	AUD	2,145,100	EUR	1,486,641	(21,875)
02/10/2017	JPMorgan Chase	USD	2,953,920	EUR	2,769,063	32,877

Subtotal JPMorgan Chase						76,314

02/10/2017	Northern Trust	AUD	2,152,936	CAD	2,200,000	(87,364)
02/10/2017	Northern Trust	EUR	498,090	CNH	3,756,000	(5,939)
02/10/2017	Northern Trust	SEK	17,685,042	EUR	1,816,664	29,850
02/10/2017	Northern Trust	AUD	1,739,493	CHF	1,301,000	(27,303)
02/10/2017	Northern Trust	AUD	2,191,304	USD	1,675,000	(95,332)
02/10/2017	Northern Trust	JPY	107,900,416	USD	1,024,000	(98,750)
02/10/2017	Northern Trust	SGD	606,760	USD	434,000	(15,127)

Subtotal Northern Trust						(299,965)

02/10/2017	UBS AG	USD	277,823	CAD	371,306	1,137
02/10/2017	UBS AG	GBP	552,359	CNH	4,697,352	16,931
02/10/2017	UBS AG	JPY	116,822,272	CNH	7,637,689	(78,758)
02/10/2017	UBS AG	USD	6,961,935	CNH	47,644,000	221,674
02/10/2017	UBS AG	USD	1,404,258	CNH	9,658,000	37,928
02/10/2017	UBS AG	NOK	3,650,039	EUR	400,372	482
02/10/2017	UBS AG	SEK	3,977,000	EUR	400,372	15,319
02/10/2017	UBS AG	USD	2,150,959	EUR	1,942,000	102,373
02/10/2017	UBS AG	AUD	8,722,661	USD	6,740,000	(452,005)
02/10/2017	UBS AG	GBP	4,694,975	USD	5,836,000	(43,585)
02/10/2017	UBS AG	EUR	94,803	USD	104,056	(4,050)
02/10/2017	UBS AG	JPY	1,006,977,440	USD	9,632,000	(997,128)
02/10/2017	UBS AG	NOK	3,334,608	USD	405,000	(18,712)
02/10/2017	UBS AG	SGD	1,501,644	USD	1,083,000	(46,349)
02/10/2017	UBS AG	SEK	4,903,651	USD	545,000	(5,358)
02/10/2017	UBS AG	SEK	20,706,493	USD	2,309,000	(30,270)

Subtotal UBS AG						(1,280,371)

Total						$(1,504,022)

800.292.7435	45

Notes to schedule of investments (continued)	12/31/16 (UNAUDITED)

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)
Ariel Global Fund
02/10/2017	Northern Trust	AUD	309,618	GBP	190,026	$(11,247)
02/10/2017	Northern Trust	SEK	2,077,089	GBP	185,007	330
02/10/2017	Northern Trust	AUD	1,092,431	EUR	761,513	(15,797)
02/10/2017	Northern Trust	CAD	798,925	EUR	545,000	20,423
02/10/2017	Northern Trust	JPY	67,949,494	EUR	588,039	(37,644)
02/10/2017	Northern Trust	SEK	1,858,274	EUR	187,988	6,195
02/10/2017	Northern Trust	AUD	779,496	CHF	583,000	(12,235)
02/10/2017	Northern Trust	CAD	557,094	CHF	407,753	13,561
02/10/2017	Northern Trust	USD	924,845	CHF	904,938	33,632

Subtotal Northern Trust						(2,782)

02/10/2017	UBS AG	EUR	278,119	CNH	2,099,545	(3,642)
02/10/2017	UBS AG	JPY	83,605,203	CNH	5,466,000	(56,364)
02/10/2017	UBS AG	USD	2,225,031	CNH	15,227,000	70,847
02/10/2017	UBS AG	USD	886,931	CNH	6,100,000	23,955
02/10/2017	UBS AG	USD	2,195,263	EUR	1,982,000	104,481

Subtotal UBS AG						139,277

Total						$136,495

46	ARIELINVESTMENTS.COM

Board of trustees

Mellody L. Hobson	Chair, Board of Trustees President, Ariel Investments, LLC
James W. Compton*	Retired President and Chief Executive Officer, Chicago Urban League
William C. Dietrich*	Lead Independent Trustee Retired Executive Director, Shalem Institute for Spiritual Formation, Inc.
Christopher G. Kennedy*	Chairman, Joseph P. Kennedy Enterprises, Inc. Founder and Chairman, Top Box Foods
Merrillyn J. Kosier	Chief Marketing Officer, Mutual Funds Executive Vice President, Ariel Investments, LLC
Kim Y. Lew*	Vice President and Chief Investment Officer, Carnegie Corporation of New York
William M. Lewis, Jr.*	Managing Director and Co-Chairman of Investment Banking, Lazard Ltd
Stephen C. Mills*	General Manager, New York Knickerbockers
John W. Rogers, Jr.	Founder, Chairman, Chief Executive Officer and Chief Investment Officer, Ariel Investments, LLC
James M. Williams*	Vice President and Chief Investment Officer, J. Paul Getty Trust

Royce N. Flippin, Jr. H. Carl McCall	Trustees Emeritus (no Trustee duties or responsibilities)

* Independent Trustee

800.292.7435	47

The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Fund.

The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Fund. It replaced the Russell 2000® Value Index as the Fund’s secondary benchmark beginning with the September 30, 2016 annual report.

The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Discovery Fund. For Ariel Fund, this index is included for historical reference only.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership This index pertains to Ariel Discovery Fund.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Appreciation Fund.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Appreciation Fund.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. This index pertains to Ariel Focus Fund.

The S&P 500® Index is the most widely accepted barometer of large cap U.S. equities. It includes 500 leading companies. This index pertains to Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund.

MSCI EAFE Index is an unmanaged, market-weighted index of companies in developed markets, excluding the U.S. and Canada. The MSCI EAFE Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

The MSCI ACWI (All Country World Index) ex-US Index is an unmanaged, market-weighted index of global developed and emerging markets, excluding the United States. The MSCI ACWI ex-US Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

MSCI ACWI (All Country World Index) Index is an unmanaged, market weighted index of global developed and emerging markets. The MSCI ACWI Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel Global Fund.

Indexes are unmanaged. An investor cannot invest directly in an index.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. Source: MSCI.

48	ARIELINVESTMENTS.COM

Ariel Investment Trust

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

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What’s inside

●	Unprecedented Last year, certain value indexes began to sell at the narrowest valuation gaps versus their growth counterparts ever! Read Ariel Fund and Ariel Appreciation Fund’s investment letter for the full story.

●	A Tale of Two CEOs Find out what Portfolio Manager David Maley is saying about the importance of leadership in the companies in which we invest.

●	Adjusting Our Sails Learn how Portfolio Manager Rupal Bhansali uses bottom-up research to generate global investing ideas that stand on their own merits.

●	Company Spotlights Read our investment thesis on Atlas Financial Holdings, Kennametal and Snap-on and learn why we believe these companies have intriguing valuations and long-term growth opportunities.

The materials used to produce this report were sourced responsibly. The paper used along with the packaging are all recyclable.

Slow and steady wins the race.	TPI (46,500) ©02/17 AI–04